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EXHIBIT 4.4 - MASTER INDENTURE

                                                                [EXECUTION COPY]

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                                   ----------

                                MASTER INDENTURE

                            Dated as of July 1, 2002

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                       FNANB CREDIT CARD MASTER NOTE TRUST
                                     Issuer

                                       and

                               JPMORGAN CHASE BANK
                                Indenture Trustee

                                   ----------

                       FNANB CREDIT CARD MASTER NOTE TRUST

                                   ----------

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                 RECONCILIATION AND TIE BETWEEN TRUST INDENTURE
                     ACT OF 1939 AND INDENTURE PROVISIONS/1/

Trust Indenture                                              Indenture
---------------                                              ---------
310(a)(1)..............................................        6.11
   (a)(2)..............................................        6.11
   (a)(3)..............................................        6.10
   (a)(4)..............................................   Not Applicable
   (a)(5)..............................................        6.11
   (b).................................................      6.8, 6.11
   (c).................................................   Not Applicable
311(a).................................................        6.12
   (b).................................................        6.12
   (c).................................................   Not Applicable
312(a).................................................      7.1, 7.2(a)
   (b).................................................        7.2(b)
   (c).................................................        7.2(c)
313(a).................................................        7.4
   (b).................................................        7.4
   (c).................................................      7.3, 7.4
   (d).................................................        7.4
314(a).................................................     3.10, 7.3(a)
   (b).................................................        3.6
   (c)(1)..............................................       12.1(a)
   (c)(2)..............................................       12.1(a)
   (c)(3)..............................................       12.1(a)
   (d)(1)..............................................       12.1(b)
   (d)(2)..............................................   Not Applicable
   (d)(3)..............................................   Not Applicable
   (e)................................................        12.1(a)
315(a).................................................        6.1(b)
   (b).................................................        6.2
   (c).................................................        6.1(c)
   (d).................................................        6.1(d)
   (d)(1)..............................................        6.1(d)
   (d)(2)..............................................        6.1(d)
   (d)(3)..............................................        6.1(d)
   (e).................................................        5.14
316(a)(1)(A)...........................................        5.12
316(a)(1)(B)...........................................        5.13
316(a)(2)..............................................   Not Applicable
316(b).................................................        5.8
317(a)(1)..............................................        5.4
317(a)(2)..............................................        5.4(d)
317(b).................................................        5.4(a)
318(a).................................................       12.7

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/1/  This reconciliation and tie shall not, for any purpose, be deemed to be part of the within indenture.

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                                TABLE OF CONTENTS

                                                                       PAGE
                                                                       ----

                                    ARTICLE I
                                   DEFINITIONS

Section 1.1    Definitions...............................................2
Section 1.2    Other Definitional Provisions.............................2

                                   ARTICLE II
                                    THE NOTES

Section 2.1    Form Generally............................................3
Section 2.2    Denominations.............................................4
Section 2.3    Execution, Authentication and Delivery....................4
Section 2.4    Authenticating Agent......................................4
Section 2.5    Registration of and Limitations on Transfer
                  and New Issuance of Notes..............................5
Section 2.6    Mutilated, Destroyed, Lost or Stolen Notes................7
Section 2.7    Persons Deemed Owners.....................................8
Section 2.8    Appointment of Paying Agent...............................8
Section 2.9    Access to List of Noteholders' Names and Addresses........9
Section 2.10   Cancellation..............................................9
Section 2.11   New Issuance..............................................9
Section 2.12   Book-Entry Notes.........................................11
Section 2.13   Notices to Clearing Agency or Foreign Clearing Agency....12
Section 2.14   Definitive Notes.........................................12
Section 2.15   Global Note..............................................13
Section 2.16   Meetings of Noteholders..................................13
Section 2.17   Uncertificated Classes...................................13

                                   ARTICLE III
                     REPRESENTATIONS AND COVENANTS OF ISSUER

Section 3.1    Payment of Principal and Interest........................14
Section 3.2    Maintenance of Office or Agency..........................14
Section 3.3    Money for Note Payments to Be Held in Trust..............14
Section 3.4    Existence................................................16
Section 3.5    Protection of Collateral.................................16
Section 3.6    Opinions as to Collateral................................17
Section 3.7    Performance of Obligations; Servicing of Receivables.....17
Section 3.8    Assignment...............................................18
Section 3.9    Negative Covenants.......................................19
Section 3.10   Statements as to Compliance..............................19
Section 3.11   Issuer May Consolidate, Etc., Only on Certain Terms......20
Section 3.12   Successor Substituted....................................21
Section 3.13   No Other Business........................................22

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Section 3.14   Servicer's Obligations...................................22
Section 3.15   Investments..............................................22
Section 3.16   Capital Expenditures.....................................22
Section 3.17   Removal of Administrator.................................22
Section 3.18   Restricted Payments......................................22
Section 3.19   Notice of Events of Default..............................22
Section 3.20   Further Instruments and Acts.............................22

                                   ARTICLE IV
                     SATISFACTION AND DISCHARGE, DEFEASANCE

Section 4.1    Satisfaction and Discharge of this Indenture.............23
Section 4.2    Application of Issuer Money..............................24
Section 4.3    Defeasance...............................................24

                                    ARTICLE V
                EARLY AMORTIZATION EVENTS, DEFAULTS AND REMEDIES

Section 5.1    Early Amortization Events................................25
Section 5.2    Events of Default........................................27
Section 5.3    Acceleration of Maturity; Rescission and Annulment.......28
Section 5.4    Collection of Indebtedness and Suits
                  for Enforcement by Indenture Trustee..................29
Section 5.5    Remedies; Priorities.....................................31
Section 5.6    Optional Preservation of the Collateral..................32
Section 5.7    Limitation on Suits......................................33
Section 5.8    Unconditional Rights of Noteholders to Receive
                  Principal and Interest................................33
Section 5.9    Restoration of Rights and Remedies.......................33
Section 5.10   Rights and Remedies Cumulative...........................33
Section 5.11   Delay or Omission Not Waiver.............................34
Section 5.12   Rights of Noteholders to Direct Indenture Trustee........34
Section 5.13   Waiver of Past Defaults..................................34
Section 5.14   Undertaking for Costs....................................35
Section 5.15   Waiver of Stay or Extension Laws.........................35
Section 5.16   Sale of Receivables......................................35
Section 5.17   Action on Notes..........................................36

                                   ARTICLE VI
                              THE INDENTURE TRUSTEE

Section 6.1    Duties of the Indenture Trustee..........................36
Section 6.2    Notice of Early Amortization Event or
                  Event of Default......................................37
Section 6.3    Rights of Indenture Trustee..............................37
Section 6.4    Not Responsible for Recitals or Issuance of Notes........39
Section 6.5    Restrictions on Holding Notes............................39
Section 6.6    Money Held in Trust......................................39
Section 6.7    Compensation, Reimbursement and Indemnification..........39

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Section 6.8    Replacement of Indenture Trustee.........................40
Section 6.9    Successor Indenture Trustee by Merger....................41
Section 6.10   Appointment of Co-Indenture Trustee or Separate
                  Indenture Trustee.....................................41
Section 6.11   Eligibility; Disqualification............................43
Section 6.12   Preferential Collection of Claims Against................43
Section 6.13   Representations and Covenants of the
                  Indenture Trustee.....................................43
Section 6.14   Custody of the Collateral................................43

                                   ARTICLE VII
          NOTEHOLDERS' LIST AND REPORTS BY INDENTURE TRUSTEE AND ISSUER

Section 7.1    Issuer to Furnish Indenture Trustee Names
                  and Addresses of Noteholders............ .............44
Section 7.2    Preservation of Information; Communications
                  to Noteholders........................................44
Section 7.3    Reports by Issuer........................................44
Section 7.4    Reports by Indenture Trustee.............................45

                                  ARTICLE VIII
                    ALLOCATION AND APPLICATION OF COLLECTIONS

Section 8.1    Collection of Money......................................45
Section 8.2    Rights of Noteholders....................................46
Section 8.3    Establishment of Collection Account and
                  Allocations with Respect to the Exchangeable
                  Transferor Certificate................................46

                                   ARTICLE IX
                    DISTRIBUTIONS AND REPORTS TO NOTEHOLDERS

                                    ARTICLE X
                             SUPPLEMENTAL INDENTURES

Section 10.1   Supplemental Indentures Without Consent of Noteholders...51
Section 10.2   Supplemental Indentures with Consent of Noteholders......52
Section 10.3   Execution of Supplemental Indentures.....................54
Section 10.4   Effect of Supplemental Indenture.........................54
Section 10.5   Conformity With Trust Indenture Act......................54
Section 10.6   Reference in Notes to Supplemental Indentures............54

                                ARTICLE XI
                                TERMINATION

Section 11.1   Termination of Issuer....................................55
Section 11.2   Final Distribution.......................................55
Section 11.3   Issuer's Termination Rights..............................56

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                                   ARTICLE XII
                                  MISCELLANEOUS

Section 12.1    Compliance Certificates and Opinions etc................56
Section 12.2    Form of Documents Delivered to Indenture Trustee........57
Section 12.3    Acts of Noteholders.....................................58
Section 12.4    Notices, Etc.  to Indenture Trustee and Issuer..........58
Section 12.5    Notices to Noteholders; Waiver..........................59
Section 12.6    Alternate Payment and Notice Provisions.................59
Section 12.7    Conflict with Trust Indenture Act.......................59
Section 12.8    Effect of Headings and Table of Contents................60
Section 12.9    Successors and Assigns..................................60
Section 12.10   Separability............................................60
Section 12.11   Benefits of Indenture...................................60
Section 12.12   Legal Holidays..........................................60
Section 12.13   GOVERNING LAW...........................................60
Section 12.14   Counterparts............................................60
Section 12.15   Issuer Obligation.......................................60
Section 12.16   No Petition.............................................61

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          MASTER INDENTURE, dated as of July 1, 2002 (this "Indenture"), between
FNANB Credit Card Master Note Trust, a business trust organized under the laws of the State of Delaware (the "Issuer"), and JPMorgan Chase Bank, as indenture trustee (the "Indenture Trustee"). This Indenture may be supplemented at any time and from time to time by an indenture supplement in accordance with Article X (an "Indenture Supplement," and together with this Indenture and any amendments, the "Indenture"). If a conflict exists between the terms and provisions of this Indenture and any Indenture Supplement, the terms and provisions of the Indenture Supplement shall be controlling with respect to the related Series.

                              PRELIMINARY STATEMENT

          The Issuer has duly authorized the execution and delivery of this Indenture to provide for the issuance of its asset backed notes as provided in this Indenture. All covenants and agreements made by the Issuer herein are for the benefit and security of the Noteholders. The Issuer is entering into this Indenture, and the Indenture Trustee is accepting the trusts created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

          Simultaneously with the execution of this Indenture, the Issuer is executing a Transfer and Servicing Agreement with DC Funding International, Inc., a Delaware corporation, as Transferor, and First North American National Bank, a national banking association, as Servicer, pursuant to which (a) the Transferor will convey to the Issuer all of its right, title and interest in, to and under (i) the Collateral Certificate, which the Transferor will have received from FNANB Credit Card Master Trust, and (ii) on and after the Certificate Trust Termination Date, the Receivables which the Transferor will have purchased from First North American National Bank pursuant to the Receivables Purchase Agreement, and (b) the Servicer will agree to service the Receivables and make collections thereon on behalf of the Noteholders.

          Under the Receivables Purchase Agreement and the Transfer and Servicing Agreement, Receivables arising in the Accounts from time to time will be conveyed thereunder to the Issuer.

                                 GRANTING CLAUSE

          The Issuer hereby Grants to the Indenture Trustee, for the benefit of the Holders of the Notes and the Enhancement Providers, all of the Issuer's right, title and interest, whether now owned or hereafter acquired, in, to and under (a) the Collateral Certificate, (b) from and after the Certificate Trust Termination Date, (i) the Receivables created on or after the Certificate Trust Termination Date, all monies due or to become due and all amounts received with respect to such Receivables (including Finance Charge Receivables and Recoveries), all proceeds of such Receivables (including Insurance Proceeds);
(ii) the Interchange Amount with respect to each Collection Period commencing on or after the Certificate Trust Termination Date, (iii) all of its rights, remedies, powers, privileges and claims under or with respect to the Receivables Purchase Agreement (whether arising pursuant to the terms of the Receivables Purchase Agreement or otherwise available to the Transferor at law or in equity), including, without limitation, the rights of the Transferor to enforce the Receivables Purchase Agreement and to give or withhold any and all consents, requests, notices, directions, approvals, extensions or waivers under or with respect to the Receivables Purchase Agreement, together with all monies as are from time to time deposited in the Collection Account, the Excess Funding Account and any other account or accounts maintained for the benefit of the Noteholders (including, to the extent specified in the related Indenture Supplement, investment earnings on such amounts) and Eligible Investments and other investment property from time to time held in such account, (c) all of its rights, remedies, powers, privileges and claims under or with respect to the Transfer and Servicing Agreement (whether arising pursuant to the terms of the Transfer and Servicing Agreement or otherwise available to the Transferor at law or in equity) and (d) all proceeds of all of the foregoing and all monies as are from time to time available under any Enhancement for any Series for payment to Noteholders (collectively, the "Collateral").

          Such Grant is made in trust to secure the Notes equally and ratably without prejudice, priority or distinction, except as expressly provided in this Indenture and the Indenture Supplements, between any Note and any other Notes; provided, however, that unless and to the extent provided for in an Indenture Supplement for any Series, the security interest granted above in the Series Accounts and Enhancement for a particular Series shall be to secure the Notes for such Series only and, to the extent provided in the Indenture Supplement or such Series, the providers of any Enhancement for such Series. This Indenture is a security agreement within the meaning of the UCC.

          The Indenture Trustee as Indenture Trustee on behalf of the Noteholders acknowledges such Grant, accepts the trusts hereunder in accordance with the provisions hereof and agrees to perform the duties herein required to the end that the interest of the Noteholders may be adequately and effectively protected.

                                LIMITED RECOURSE

          The obligation of the Issuer to make payments of principal, interest and other amounts in respect of the Notes is limited by recourse only to the Collateral.

                                    ARTICLE I
                                   DEFINITIONS

          Section 1.1 Definitions.

          Capitalized terms used herein are defined in Annex A.

          Section 1.2 Other Definitional Provisions.

          (a) All terms defined in any Indenture Supplement or this Indenture shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein. The definitions of all terms defined herein shall include the singular as well as the plural form of such terms and the masculine of such terms as well as the feminine and neuter genders of such terms.

          (b) As used herein and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in Annex A, and accounting terms partly defined in Annex A to the extent not defined, shall have the respective meanings given to them under GAAP on the date of determination. To the extent that the definitions of accounting terms herein are inconsistent with the meanings of such terms under GAAP, the definitions contained herein shall control.

          (c) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Indenture shall refer to any Indenture Supplement or this Indenture as a whole and not to any particular provision of such Indenture Supplement or this Indenture, as the case may be; Section, subsection, Schedule and Exhibit references contained in this Indenture or any Indenture Supplement are references to Sections, subsections, Schedules and Exhibits in or to this Indenture or any Indenture Supplement unless otherwise specified; and the word "including" means including without limitation.

          (d) Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

          "indenture securities" means the Notes

          "indenture security holder" means a Noteholder

          "indenture to be qualified" means this Indenture

          "indenture trustee" or "institutional trustee" means the Indenture Trustee

          "obligor" on the indenture securities means the Issuer and any other obligor on the indenture securities

          All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule have the meanings assigned to them by such definitions.

                                   ARTICLE II
                                    THE NOTES

          Section 2.1 Form Generally. Any Series or Class of Notes, together with the Indenture Trustee's certificate of authentication related thereto, may be issued in bearer form (the "Bearer Notes") with attached interest coupons and a special coupon (collectively, the "Coupons") or in fully registered form (the "Registered Notes") and shall be in substantially the form of an exhibit to the related Indenture Supplement with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture or such Indenture Supplement, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon, as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of such Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate

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reference thereto on the face of the Note. The terms of any Notes set forth in an exhibit to the related Indenture Supplement are part of the terms of this Indenture, as applicable.

          The Definitive Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods, all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

          Each Note will be dated as of the date of its authentication.

          Section 2.2 Denominations. Except as otherwise specified in the related Indenture Supplement and the Notes, each class of Notes of each Series shall be issued in fully registered form in minimum amounts of $1,000 and in integral multiples of $1,000 in excess thereof (except that one Note of each Class may be issued in a different amount, so long as such amount exceeds the applicable minimum denomination for such Class), and shall be issued upon initial issuance as one or more Notes in an aggregate original principal amount equal to the applicable Invested Amount for such Class or Series.

          Section 2.3 Execution, Authentication and Delivery. Each Note shall be executed by manual or facsimile signature on behalf of the Issuer by an Authorized Officer.

          Notes bearing the manual or facsimile signature of an individual who was, at the time when such signature was affixed, authorized to sign on behalf of the Issuer shall not be rendered invalid, notwithstanding the fact that such individual ceased to be so authorized prior to the authentication and delivery of such Notes or does not hold such office at the date of issuance of such Notes.

          At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Notes executed by the Issuer to the Indenture Trustee for authentication and delivery, and the Indenture Trustee shall authenticate at the written direction of the Issuer and deliver such Notes as provided in this Indenture or the related Indenture Supplement and not otherwise.

          No Note shall be entitled to any benefit under this Indenture or the applicable Indenture Supplement or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein or in the related Indenture Supplement executed by or on behalf of the Indenture Trustee by the manual signature of a duly authorized signatory, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

          Section 2.4 Authenticating Agent.

          (a) The Indenture Trustee, at the expense of the Servicer, may appoint one or more authenticating agents with respect to the Notes which shall be authorized to act on behalf of the Indenture Trustee in authenticating the Notes in connection with the issuance, delivery, registration of transfer, exchange or repayment of the Notes. Whenever reference is made in this Indenture to the authentication of Notes by the Indenture Trustee or the Indenture Trustee's certificate of authentication, such reference shall be deemed to include authentication on behalf

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of the Indenture Trustee by an authenticating agent and a certificate of authentication executed on behalf of the Indenture Trustee by an authenticating agent. Each authenticating agent must be acceptable to the Issuer and the Servicer.

          (b) Any institution succeeding to the corporate agency business of an authenticating agent shall continue to be an authenticating agent without the execution or filing of any power or any further act on the part of the Indenture Trustee or such authenticating agent.

          (c) An authenticating agent may at any time resign by giving written notice of resignation to the Indenture Trustee, the Issuer and the Servicer. The Indenture Trustee may at any time terminate the agency of an authenticating agent by giving notice of termination to such authenticating agent and to the Issuer and the Servicer. Upon receiving such a notice of resignation or upon such a termination, or in case at any time an authenticating agent shall cease to be acceptable to the Indenture Trustee or the Issuer and the Servicer, the Indenture Trustee may promptly appoint a successor authenticating agent. Any successor authenticating agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an authenticating agent. No successor authenticating agent shall be appointed unless acceptable to the Issuer and the Servicer.

          (d) The Issuer agrees to pay to each authenticating agent from time to time reasonable compensation for its services under this Section 2.4.

          (e) The provisions of Sections 6.1 and 6.4 shall be applicable to any authenticating agent.

          (f) Pursuant to an appointment made under this Section 2.4, the Notes may have endorsed thereon, in lieu of or in addition to the Indenture Trustee's certificate of authentication, an alternative certificate of authentication in substantially the following form:

"This is one of the Notes described in the within-mentioned Indenture.

---------------------------

---------------------------

as Authenticating Agent
for the Indenture Trustee


By:
    ---------------------------
Authorized Signatory"

          Section 2.5 Registration of and Limitations on Transfer and New Issuance of Notes. The Issuer shall cause to be kept a register (the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Notes and the registration of transfers of Notes. The Indenture Trustee initially shall be the transfer agent and registrar (in such capacity, the "Transfer Agent and Registrar") for the purpose of registering Notes and transfers of Notes as herein provided. Upon any resignation of any Transfer Agent and Registrar, the Issuer shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Transfer Agent and Registrar.

          If a Person other than the Indenture Trustee is appointed by the Issuer as Transfer Agent and Registrar, the Issuer will give the Indenture Trustee prompt written notice of the appointment of a Transfer Agent and Registrar and of the location, and any change in the location, of the Transfer Agent and Registrar and Note Register. The Indenture Trustee shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof, and the Indenture Trustee shall have the right to conclusively rely upon a certificate executed on behalf of the Transfer Agent and Registrar by an officer thereof as to the names and addresses of the Noteholders and the principal amounts and numbers of such Notes.

          Upon surrender for registration of transfer of any Note at the office or agency of the Transfer Agent and Registrar, to be maintained as provided in
Section 3.2, the Issuer shall execute, and upon receipt of such surrendered Note the Indenture Trustee shall authenticate and deliver to the Noteholder, in the name of the designated transferee or transferees, one or more new Notes (of the same Series and Class) in any authorized denominations of like tenor and aggregate principal amount.

          At the option of a Noteholder, Notes may be exchanged for other Notes (of the same Series and Class) in any authorized denominations and of like tenor and aggregate principal amount, upon surrender of such Notes to be exchanged at the office or agency of the Transfer Agent and Registrar. Whenever any Notes are so surrendered for exchange, the Issuer shall execute, and upon receipt of such surrendered Note the Indenture Trustee shall authenticate and deliver to the Noteholder, the Notes which the Noteholder making the exchange is entitled to receive.

          All Notes issued upon any registration of transfer or exchange of Notes shall evidence the same obligations, evidence the same debt, and be entitled to the same rights and privileges under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

          Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer in a form satisfactory to the Indenture Trustee duly executed by, the Noteholder thereof or its attorney-in-fact duly authorized in writing, and by such other documents as the Indenture Trustee may reasonably require.

          Any Note held by the Transferor at any time after the date of its initial issuance may be transferred or exchanged only upon the delivery to the Owner Trustee and the Indenture Trustee of a Tax Opinion dated as of the date of such transfer or exchange, as the case may be, with respect to such transfer or exchange.

          The registration of transfer of any Note shall be subject to the additional requirements, if any, set forth in the related Indenture Supplement.

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

          No service charge shall be made for any registration of transfer or exchange of Notes, but the Issuer and the Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of such Notes.

          All Notes surrendered for registration of transfer and exchange shall be delivered to the Indenture Trustee for cancellation. The Indenture Trustee shall destroy the Global Note upon its exchange in full for Definitive Notes and shall deliver a certificate of destruction to the Transferor. Such certificate shall also state that a certificate or certificates of each Foreign Clearing Agency referred to in the applicable Indenture Supplement was received with respect to each portion of the Global Note exchanged for Definitive Notes.

          The preceding provisions of this Section 2.5 notwithstanding, the Issuer shall not be required to make, and Transfer Agent and Registrar need not register, transfers or exchanges of Notes for a period of fifteen (15) days preceding the due date for any payment with respect to the Note.

          If and so long as any Series of Notes are listed on the Luxembourg Stock Exchange and such exchange shall so require, the Issuer shall appoint a co-transfer agent and co-registrar in Luxembourg or another European city. Any reference in this Indenture to the Transfer Agent and Registrar shall include any co-transfer agent and co-registrar unless the context otherwise requires. The Indenture Trustee will enter into any appropriate agency agreement with any co-transfer agent and co-registrar not a party to this Indenture, which will implement the provisions of this Indenture that relate to such agent.

          Section 2.6 Mutilated, Destroyed, Lost or Stolen Notes. If (a) any mutilated Note is surrendered to the Indenture Trustee, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (b) in case of destruction, loss, or theft there is delivered to the Indenture Trustee such security or indemnity as may be required by it to hold the Issuer, the Noteholders and the Indenture Trustee harmless, then, in the absence of notice to the Issuer, the Transfer Agent and Registrar or the Indenture Trustee that such Note has been acquired by a protected purchaser (as defined in Section 8-303 of the UCC as in effect in the applicable jurisdiction), the Issuer shall execute, and the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note of like tenor (including the same date of issuance) and principal amount, bearing a number not contemporaneously outstanding; provided, however, that if any such mutilated, destroyed, lost or stolen Note shall have become or within seven (7) days shall be due and payable, or shall have been selected or called for redemption, instead of issuing a replacement Note, the Issuer may pay such Note without surrender thereof, except that any mutilated Note shall be surrendered. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a protected purchaser (as defined in Section 8-303 of the UCC as in effect in the applicable jurisdiction) of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer and the Indenture Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a protected purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Indenture Trustee in connection therewith.

          Upon the issuance of any replacement Note under this Section 2.6, the Issuer may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee or the Transfer Agent and Registrar) connected therewith.

          Every replacement Note issued pursuant to this Section 2.6 in replacement of any mutilated, destroyed, lost or stolen Note shall constitute complete and indefeasible evidence of an obligation of the Issuer, as if originally issued, whether or not the mutilated, destroyed, lost or stolen Note shall be found at any time, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

          The provisions of this Section 2.6 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

          Section 2.7 Persons Deemed Owners. Prior to due presentment for registration of transfer of any Note, the Issuer, the Transferor, the Indenture Trustee and any agent of the Issuer, the Transferor or the Indenture Trustee shall treat the Person in whose name any Note is registered as the owner of such Note for the purpose of receiving distributions pursuant to the terms of the applicable Indenture Supplement and for all other purposes whatsoever, whether or not such Note is overdue, and neither the Issuer, the Transferor, the Indenture Trustee nor any agent of the Issuer, the Transferor or the Indenture Trustee shall be affected by any notice to the contrary.

          Section 2.8 Appointment of Paying Agent.

          (a) The Issuer reserves the right at any time to vary or terminate the appointment of a Paying Agent for the Notes, and to appoint additional or other Paying Agents, provided that it will at all times maintain the Indenture Trustee as a Paying Agent.

          If and so long as any Notes are listed on the Luxembourg Stock Exchange and such exchange shall so require, the Indenture Trustee will appoint a co-paying agent in Luxembourg or another European city. The Indenture Trustee will enter into any appropriate agency agreement with any co-paying agent not a party to this Indenture, which will implement the provisions of this Indenture that relate to such agent.

          Notice of all changes in the identity or specified office of a Paying Agent will be delivered promptly to the Noteholders by the Indenture Trustee.

          (b) The Indenture Trustee shall cause each Paying Agent (other than itself) to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee that such Paying Agent will hold all sums, if any, held by it for payment to the Noteholders in trust for the benefit of the Noteholders entitled thereto until such sums shall be paid to such Noteholders and shall agree, and if the Indenture Trustee is the Paying Agent it hereby agrees, that it shall comply with all requirements of the Code regarding the withholding by the Indenture Trustee of payments in respect of federal income taxes due from the Note Owners.

          Section 2.9 Access to List of Noteholders' Names and Addresses.

          (a) The Issuer will furnish or cause to be furnished to the Indenture Trustee, the Servicer or the Paying Agent, within five (5) Business Days after receipt by the Issuer of a written request therefor from the Indenture Trustee, the Servicer or the Paying Agent, respectively, a list of the names and addresses of the Noteholders. Unless otherwise provided in the related Indenture Supplement, the Holders of not less than 10% of the principal balance of the Outstanding Notes of any Series (the "Applicants") may apply in writing to the Indenture Trustee, and if such application states that the Applicants desire to communicate with other Noteholders of any Series with respect to their rights under this Indenture or under the Notes and is accompanied by a copy of the communication which such Applicants propose to transmit, then the Indenture Trustee, after having been adequately indemnified by such Applicants for its costs and expenses, shall afford or shall cause the Transfer Agent and Registrar to afford such Applicants access during normal business hours to the most recent list of Noteholders held by the Indenture Trustee and shall give the Servicer notice that such request has been made, within five (5) Business Days after the receipt of such application. Such list shall be as of a date no more than forty-five (45) days prior to the date of receipt of such Applicants' request.

          (b) Every Noteholder, by receiving and holding a Note, agrees that none of the Issuer, the Indenture Trustee, the Transfer Agent and Registrar and the Servicer or any of their respective agents and employees shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Noteholders hereunder, regardless of the sources from which such information was derived.

          Section 2.10 Cancellation. All Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly canceled by it. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any lawful manner whatsoever, and all Notes so delivered shall be promptly canceled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section 2.10, except as expressly permitted by this Indenture. All canceled Notes held by the Indenture Trustee shall be destroyed unless the Issuer shall direct by a timely order that they be returned to it.

          Section 2.11 New Issuance.

          (a) Upon any New Issuance, the Issuer shall execute and deliver to the Indenture Trustee for authentication one or more new Series of Notes. Any such Series of Notes shall be substantially in the form specified in the related Indenture Supplement and shall bear, upon its face, the designation for such Series selected by the Issuer. Except as specified in the

Indenture Supplement for any Series as to differing treatment of the Notes within such Series, all Notes of any Series shall be equally and ratably entitled as provided herein to the benefits hereof without preference, priority or distinction on account of the actual time or times of authentication and delivery (except that any Enhancement provided for any Series shall not be available for any other Series), all in accordance with the terms and provisions of this Indenture and the applicable Indenture Supplement.

          (b) The Issuer may from time to time issue Series of Notes (each, a "New Issuance"). The Issuer may perform a New Issuance, without the consent of any Noteholder, by notifying the Indenture Trustee, in writing at least three Business Days in advance (a "New Issuance Notice") of the date upon which the New Issuance is to occur (a "New Issuance Date"). Any New Issuance Notice shall state the designation of any Series to be issued on the New Issuance Date and, with respect to each such Series: (x) its Initial Invested Amount (or the method for calculating such Initial Invested Amount), if any, which amount may not be greater than the current principal amount of the Exchangeable Transferor Certificate minus the Minimum Transferor Amount at such time, and (y) its Note Interest Rate (or the method for allocating interest payments or other cash flow to such Series), if any. On the New Issuance Date, the Indenture Trustee shall authenticate and deliver any such Series only upon delivery to it of the following: (A) an Indenture Supplement in form satisfactory to the Indenture Trustee executed by the Issuer and specifying the Principal Terms of such Series, (B) an Opinion of Counsel to the effect that, unless otherwise specified in the related Indenture Supplement, the newly issued Series of Notes (other than any Class of Notes required to be retained by the Transferor) will be characterized as either indebtedness or an interest in a partnership (that is not taxable as a corporation) under existing law for Federal income tax purposes and that the issuance of the newly issued Series of Notes will not have any material adverse impact on the Federal income tax characterization of any outstanding Series of Notes that have been the subject of a previous opinion of tax counsel or result in the Issuer being taxable as an association or as a publicly traded partnership taxable as a corporation for Federal or applicable state tax purposes (such opinion, a "Tax Opinion"), (C) an agreement, if any, pursuant to which the Enhancement Provider agrees to provide Enhancement and (D) written confirmation from each Rating Agency that the New Issuance will not result in the Rating Agency's reducing or withdrawing its rating on any then outstanding Series of Notes rated by it. Upon satisfaction of such conditions, the Indenture Trustee shall issue, as provided above, such Series of Notes. There is no limit to the number of New Issuances that may be performed under this Indenture.

          (c) In conjunction with a New Issuance, the parties hereto shall execute an Indenture Supplement, which shall specify the relevant terms with respect to any Series of Notes, which may include, without limitation: (i) its name or designation, (ii) an Initial Invested Amount or the method of calculating the Initial Invested Amount, (iii) a Note Interest Rate (or formula for the determination thereof), (iv) the interest payment date or dates and the date or dates from which interest shall accrue, (v) the method of allocating Collections of Principal Receivables for such Series and, if applicable, with respect to other Series and the method by which the principal amount of Notes of such Series shall amortize or accrete and the method for allocating Collections of Finance Charge Receivables and Receivables in Defaulted Accounts, (vi) the names of any accounts to be used by such Series and the terms governing the operation of any such account, (vii) the Servicing Fee Percentage, (viii) the Minimum Transferor Interest Percentage, (ix) the Minimum Aggregate Principal Receivables, (x) the Stated Series

Termination Date, (xi) the terms of any Enhancement, (xii) the Enhancement Provider, if any, (xiii) the base rate, if any, (xiv) the Repurchase Terms or the terms on which the Notes of such Series may be remarketed to other investors, (xv) any deposit into any account provided for such Series, (xvi) the number of Classes within such Series, and if more than one Class, the rights and priorities of each such Class, (xvii) the extent to which the Notes will be issuable in temporary or permanent global form and, in such case, the depository for such global certificate or certificates, the terms and conditions, if any, upon which such global certificate may be exchanged in whole or in part for Definitive Notes, and the manner in which any interest payable on a temporary or global certificate will be paid, (xviii) whether the Notes may be issued in bearer form and any limitations imposed thereon and provisions relating to compliance with applicable laws and rules for bearer instruments, (xix) the priority of such Series with respect to any other Series, (xx) whether Interchange or other fees will be included in the funds available to be paid with respect to such Series, (xxi) whether such Series will or may be paired with any other Series and the Series with which it will be paired, if applicable, (xxii) the Group, if any, to which such Series belongs, and (xxiii) any other relevant terms of such Series (all such terms, the "Principal Terms" of such Series). The terms of such Indenture Supplement may modify or amend the terms of this Indenture solely as applied to such new Series. If on the date of the issuance of such Series there is issued and outstanding no Series of Notes which is currently rated by a Rating Agency, then as a condition to such New Issuance a nationally recognized investment banking firm or commercial bank shall also deliver to the Indenture Trustee an officer's certificate stating, in substance, that the New Issuance will not have an adverse effect on the timing or distribution of payments to such other Series of Notes then issued and outstanding.

          Section 2.12 Book-Entry Notes. Unless otherwise provided in any related Indenture Supplement, the Notes, upon original issuance, shall be issued in the form of typewritten or printed Notes representing the Book-Entry Notes to be delivered to the depository specified in such Indenture Supplement which shall be the Clearing Agency or Foreign Clearing Agency, by or on behalf of the Issuer.

          The Notes of each Series shall, unless otherwise provided in the related Indenture Supplement, initially be registered in the Note Register in the name of the nominee of the Clearing Agency or Foreign Clearing Agency for such Book-Entry Notes and shall be delivered to the Indenture Trustee or, pursuant to such Clearing Agency's or Foreign Clearing Agency's instructions held by the Indenture Trustee's agent as custodian for the Clearing Agency or Foreign Clearing Agency.

          Unless and until Definitive Notes are issued under the limited circumstances described in Section 2.14, no Note Owner shall be entitled to receive a Definitive Note representing such Note Owner's interest in such Note. Unless and until Definitive Notes have been issued to the Note Owners pursuant to Section 2.14:

          (a) the provisions of this Section 2.12 shall be in full force and effect with respect to each such Series;

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

          (b) the Indenture Trustee shall be entitled to deal with the Clearing Agency or Foreign Clearing Agency and the Clearing Agency Participants for all purposes of this Indenture (including the payment of principal of and interest on the Notes of each such Series) as the authorized representatives of the Note Owners;

          (c) to the extent that the provisions of this Section 2.12 conflict with any other provisions of this Indenture, the provisions of this Section 2.12 shall control with respect to each such Series;

          (d) the rights of Note Owners of each such Series shall be exercised only through the Clearing Agency or Foreign Clearing Agency and the applicable Clearing Agency Participants and shall be limited to those established by law and agreements between such Note Owners and the Clearing Agency or Foreign Clearing Agency and/or the Clearing Agency Participants. Pursuant to the depository agreement applicable to a Series, unless and until Definitive Notes of such Series are issued pursuant to Section 2.14, the initial Clearing Agency shall make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal and interest on the Notes to such Clearing Agency Participants; and

          (e) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of the Holders of Notes representing a specified percentage of the Outstanding Amount, the Clearing Agency or Foreign Clearing Agency shall be deemed to represent such percentage only to the extent that they have received instructions to such effect from the Note Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Notes and has delivered such instructions to the Indenture Trustee.

          Section 2.13 Notices to Clearing Agency or Foreign Clearing Agency. Whenever a notice or other communication to the Noteholders is required under this Indenture, unless and until Definitive Notes shall have been issued to Note Owners pursuant to Section 2.14, the Indenture Trustee shall give all such notices and communications specified herein to be given to Noteholders to the Clearing Agency or Foreign Clearing Agency, as applicable, and shall have no obligation to the Note Owners.

          Section 2.14 Definitive Notes. If (i) (A) the Transferor advises the Indenture Trustee in writing that the Clearing Agency is no longer willing or able to discharge properly its responsibilities as Clearing Agency with respect to the Book-Entry Notes of a given Series and (B) the Indenture Trustee or Issuer is unable to locate and reach an agreement on satisfactory terms with a qualified successor, (ii) the Transferor, at its option, advises the Indenture Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency with respect to such Series or (iii) after the occurrence of a Servicer Default, Note Owners of Notes evidencing more than 50% of the principal balance of the Outstanding Notes (or such other percentage as specified in the related Indenture Supplement) of such Series advise the Indenture Trustee and the applicable Clearing Agency through the applicable Clearing Agency Participants in writing that the continuation of a book-entry system is no longer in the best interests of the Note Owners of such Series, the Clearing Agency shall notify all Note Owners of such Series of the occurrence of such event and of the availability of Definitive Notes to Note Owners of such

Series requesting the same. Upon surrender to the Indenture Trustee of the Notes of such Series, accompanied by registration instructions from the applicable Clearing Agency, the Issuer shall execute and the Indenture Trustee shall authenticate Definitive Notes of such Series and shall recognize the registered holders of such Definitive Notes as Noteholders under this Indenture. Neither the Issuer nor the Indenture Trustee shall be liable for any delay in delivery of such instructions, and the Issuer and the Indenture Trustee may conclusively rely on, and shall be fully protected in relying on, such instructions. Upon the issuance of Definitive Notes of such Series, all references herein to obligations imposed upon or to be performed by the applicable Clearing Agency or Foreign Clearing Agency shall be deemed to be imposed upon and performed by the Indenture Trustee, to the extent applicable with respect to such Definitive Notes, and the Indenture Trustee shall recognize the registered holders of the Definitive Notes of such Series as Noteholders of such Series hereunder. Definitive Notes will be transferable and exchangeable at the offices of the Transfer Agent and Registrar.

          Section 2.15 Global Note. If specified in the related Indenture Supplement for any Series, Notes may be initially issued in the form of a single temporary Global Note (the "Global Note") in bearer form, without interest coupons, in the denomination of the initial principal amount and substantially in the form attached to the related Indenture Supplement. Unless otherwise specified in the related Indenture Supplement, the provisions of this Section
2.15 shall apply to such Global Note. The Global Note will be authenticated by the Indenture Trustee upon the same conditions, in substantially the same manner and with the same effect as the Definitive Notes. The Global Note may be exchanged in the manner described in the related Indenture Supplement for Registered Notes or Bearer Notes in definitive form. Except as otherwise specifically provided in the Indenture Supplement, any Notes that are issued in bearer form pursuant to this Indenture shall be issued in accordance with the requirements of Code section 163(f)(2).

          Section 2.16 Meetings of Noteholders. To the extent provided by the Indenture Supplement for any Series issued in whole or in part in Bearer Notes, the Servicer or the Indenture Trustee may at any time call a meeting of the Noteholders of such Series, to be held at such time and at such place as the Servicer and the Indenture Trustee, as the case may be, shall determine, for the purpose of approving a modification or amendment to, or obtaining a waiver of, any covenant or condition set forth in this Indenture with respect to such Series or in the Notes of such Series, subject to Article X.

          Section 2.17 Uncertificated Classes. Notwithstanding anything to the contrary contained in this Article II or in Article XI, unless otherwise specified in any Indenture Supplement, any provisions contained in this Article II and in Article XI relating to the registration, form, execution, authentication, delivery, presentation, cancellation and surrender of Notes shall not be applicable to any uncertificated Notes; provided, however, that, except as otherwise specifically provided in the Indenture Supplement, any such uncertificated Notes shall be issued in "registered form" within the meaning of Code section 163(f)(1).

                                   ARTICLE III
                     REPRESENTATIONS AND COVENANTS OF ISSUER

          Section 3.1 Payment of Principal and Interest.

          (a) The Issuer will duly and punctually pay principal and interest in accordance with the terms of the Notes as specified in the relevant Indenture Supplement.

          (b) The Noteholders of a Series as of the Record Date in respect of a Distribution Date shall be entitled to the interest accrued and payable and principal payable on such Distribution Date as specified in the related Indenture Supplement. All payment obligations under a Note are discharged to the extent such payments are made to the Noteholder of record.

          Section 3.2 Maintenance of Office or Agency. The Issuer will maintain an office or agency within the State of New York and such other locations as may be set forth in an Indenture Supplement where Notes may be presented or surrendered for payment, where Notes may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints the Indenture Trustee at its Corporate Trust Office to serve as its agent for the foregoing purposes. The Issuer will give prompt written notice to the Indenture Trustee and the Noteholders of the location, and of any change in the location, of any such office or agency. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Indenture Trustee at its Corporate Trust Office as its agent to receive all such presentations, surrenders, notices and demands.

          Section 3.3 Money for Note Payments to Be Held in Trust. As specified in Sections 8.3(a) and (b) herein and in the related Indenture Supplement, all payments of amounts due and payable with respect to the Notes which are to be made from amounts withdrawn from the Collection Account, any Series Account or the Excess Funding Account shall be made on behalf of the Issuer by the Indenture Trustee or by the Paying Agent, and no amounts so withdrawn from the Collection Account, any Series Account or the Excess Funding Account shall be paid over to or at the written direction of the Issuer except as provided in this Section 3.3 and in the related Indenture Supplement.

          The Issuer will cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section 3.3, that such Paying Agent, in acting as Paying Agent, is an express agent of the Issuer and, further, that such Paying Agent will:

               (i) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

               (ii) give a Trustee Officer of the Indenture Trustee written notice of any default by the Issuer (or any other obligor upon the Notes) of which it has actual knowledge in the making of any payment required to be made with respect to the Notes;

               (iii) at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

               (iv) immediately resign as a Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment; and

               (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct any Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which such sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such sums.

          Subject to applicable laws with respect to escheat of funds, and after such notice required with respect to Notes not surrendered for cancellation pursuant to Section 11.2(b) is given, any money held by the Indenture Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust, and the Indenture Trustee or such Paying Agent, as the case may be, shall give prompt notice of such occurrence to the Issuer and shall release such money to the Issuer on Issuer Order; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer (and then only to the extent of the amounts so paid to the Issuer) for payment thereof, and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Indenture Trustee or such Paying Agent, before being required to make any such repayment, shall at the written direction of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than thirty (30) days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer. The cost of any such notice or publication shall be paid out of funds in the Collection Account or any Series Account held for the benefit of the Noteholders. The Indenture Trustee shall also adopt and employ, at the expense of the Issuer, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Holders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in moneys due and payable but not claimed is determinable from the records of the Indenture Trustee or of the Paying Agent, at the last address of record for each such Holder).

          Section 3.4 Existence. The Issuer will keep in full effect its existence, rights and franchises as a business trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other State or of the United States of America, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Collateral and each other related instrument or agreement.

          Section 3.5 Protection of Collateral. The Issuer will from time to time prepare, or cause to be prepared, execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

          (a) grant more effectively all or any portion of the Collateral as security for the Notes;

          (b) maintain or preserve the lien (and the priority thereof) of this Indenture or to carry out more effectively the purposes hereof;

          (c) perfect, publish notice of, or protect the validity of any Grant made or to be made under this Indenture;

          (d) enforce any of the Collateral; or

          (e) preserve and defend title to the Collateral securing the Notes and the rights therein of the Indenture Trustee and the Noteholders secured thereby against the claims of all persons and parties.

          The Issuer hereby represents that all of the representations and warranties set out in Annex B are true and correct.

          The Issuer hereby designates the Indenture Trustee its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument required pursuant to this Section 3.5, (and does hereby authorize the recording and filing of any financing statement, continuation statement or other instrument required pursuant to this Section 3.5), but the Indenture Trustee shall not have any obligation to take any such action unless instructed to do so by Noteholders in accordance with the terms hereof.

          The Issuer shall pay or cause to be paid any taxes levied on all or any part of the Receivables securing the Notes.

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

          Section 3.6 Opinions as to Collateral.

          (a) On the Closing Date relating to any new Series of Notes, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel satisfactory to the Rating Agencies either stating that, in the opinion of such counsel, such action has been taken to perfect the lien and security interest of this Indenture, including with respect to the recording and filing of this Indenture, any indentures supplemental hereto, and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements, as are so necessary and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to maintain the perfection of such lien and security interest.

          (b) On or before June 30 of each year, beginning with June 30, 2003, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel, dated as of a date within 90 days of such day, satisfactory to the Rating Agencies stating that, in the opinion of such counsel, no filing or other action, other than such filing or other action described in such opinion, is necessary from the date of such opinion through June 30th of the following year to continue the perfected status of the lien and security interest of the Issuer in the collateral described in the financing statements referred to in such opinion.

          Section 3.7 Performance of Obligations; Servicing of Receivables.

          (a) The Issuer will not take any action and will use its best efforts not to permit any action to be taken by others that would release any Person from any of such Person's material covenants or obligations under any instrument or agreement included in the Collateral or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as expressly provided in this Indenture, the Transfer and Servicing Agreement or such other instrument or agreement.

          (b) The Issuer may contract with other Persons to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee in an Officer's Certificate of the Issuer shall be deemed to be action taken by the Issuer. Initially, the Issuer has contracted with the Administrator to assist the Issuer in performing its duties under this Indenture.

          (c) The Issuer will punctually perform and observe all of its obligations and agreements contained in this Indenture, the other Transaction Documents and in the instruments and agreements relating to the Collateral, including but not limited to filing or causing to be filed all UCC financing statements and continuation statements required to be filed by the terms of this Indenture and the Transfer and Servicing Agreement in accordance with and within the time periods provided for herein and therein.

          (d) If the Issuer shall have knowledge of the occurrence of a Servicer Default under the Transfer and Servicing Agreement, the Issuer shall promptly notify the Indenture Trustee in writing of such default, shall direct the Indenture Trustee to promptly notify the Rating Agencies of such default, and shall direct the Indenture Trustee to specify in such notice the action, if any, being taken with respect to such default. If a Servicer Default shall arise from the failure of the Servicer to perform any of its duties or obligations under the Transfer and Servicing Agreement with respect to the Receivables, the Issuer shall take all reasonable steps available to it to remedy such failure.

          (e) On and after the receipt by the Servicer of a Termination Notice pursuant to Section 7.1 of the Transfer and Servicing Agreement, the Servicer shall continue to perform all servicing functions under this Indenture until the date specified in the Termination Notice or until a date mutually agreed upon by the Servicer and the Indenture Trustee. As promptly as possible after the giving of a Termination Notice to the Servicer, the Indenture Trustee shall appoint a Successor Servicer, and such Successor Servicer shall accept its appointment by a written assumption in a form acceptable to the Indenture Trustee. In the event that a Successor Servicer has not been appointed and accepted its appointment at the time when the Servicer ceases to act as Servicer, the Indenture Trustee in accordance with Section 7.2 of the Transfer and Servicing Agreement without further action shall automatically be appointed the Successor Servicer. The Indenture Trustee may delegate any of its servicing obligations to an Affiliate or agent in accordance with Section 3.1(b) and Section 5.7 of the Transfer and Servicing Agreement. Notwithstanding the foregoing, the Indenture Trustee shall, if it is legally unable so to act, petition at the expense of the Servicer a court of competent jurisdiction to appoint any established institution qualifying as an Eligible Servicer as the Successor Servicer hereunder. The Indenture Trustee shall give prompt notice to each Rating Agency and each Enhancement Provider upon the appointment of a Successor Servicer. Upon its appointment, the Successor Servicer shall be the successor in all respects to the Servicer with respect to servicing functions under this Indenture and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof, and all references in this Indenture to the Servicer shall be deemed to refer to the Successor Servicer. In connection with any Termination Notice, the Indenture Trustee will review any bids which it obtains from Eligible Servicers and shall be permitted to appoint any Eligible Servicer submitting such a bid as a Successor Servicer for servicing compensation, subject to the limitations set forth in Section 7.2 of the Transfer and Servicing Agreement. Notwithstanding anything else herein to the contrary, in no event shall the Indenture Trustee be liable for any servicing fee or for any differential between the Monthly Servicing Fee and any amount necessary to engage a Successor Servicer.

          Section 3.8 Assignment. Without derogating from the absolute nature of the assignment granted to the Indenture Trustee under this Indenture or the rights of the Indenture Trustee hereunder, the Issuer agrees (i) that it will not, without the prior written consent of the Indenture Trustee and satisfaction of the Rating Agency Condition, amend, modify, waive, supplement, terminate or surrender, or agree to any amendment, modification, supplement, termination, waiver or surrender of, the terms of any Collateral (except to the extent otherwise provided in the Transfer and Servicing Agreement) or the Transaction Documents (except to the extent otherwise provided in the Transaction Documents) or waive timely performance or observance by the Servicer or the Transferor of its obligations under the Transfer and Servicing Agreement; and (ii) that any such amendment shall not (A) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on the Receivables (except to the extent otherwise provided in the Transfer and Servicing Agreement) or distributions that are required to be made for the benefit of the Noteholders or (B) reduce the aforesaid percentage of the Notes that is required to consent to any such amendment, without the consent of the Holders of all the Outstanding Notes. If any such amendment, modification, supplement or waiver shall be so consented to by the Indenture Trustee and such Noteholders, the Issuer agrees, promptly following a request by the Indenture Trustee to do so, to execute and deliver, in its own name and at its own expense, such agreements, instruments, consents and other documents as the Indenture Trustee may deem necessary or appropriate in the circumstances.

          Section 3.9 Negative Covenants. So long as any Notes are Outstanding, the Issuer will not:

          (a) sell, transfer, exchange, or otherwise dispose of any part of the Collateral unless directed to do so by the Indenture Trustee, except as expressly permitted by this Indenture and any Indenture Supplement, the Receivables Purchase Agreement, the Trust Agreement or the Transfer and Servicing Agreement;

          (b) claim any credit on, or make any deduction from, the principal and interest payable in respect of the Notes (other than amounts properly withheld from such payments under the Code or applicable state law) or assert any claim against any present or former Noteholder by reason of the payment of any taxes levied or assessed upon any part of the Collateral;

          (c) incur, assume, guarantee or otherwise become liable, directly or indirectly, for any indebtedness other than as contemplated by the Transaction Documents;

          (d) (i) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (ii) permit any Lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Collateral or any part thereof or any interest therein or the proceeds thereof or (iii) permit the lien of this Indenture not to constitute a valid first priority security interest (other than with respect to a tax, mechanics, or similar lien) in the Collateral; or

          (e) voluntarily dissolve or liquidate in whole or in part.

          Section 3.10 Statements as to Compliance. The Issuer will deliver to the Indenture Trustee and the Rating Agencies, on or before June 30 of each year, beginning with June 30, 2003, an Officer's Certificate stating, as to the Authorized Officer signing such Officer's Certificate, that

               (i) a review of the activities of the Issuer during the preceding Fiscal Year and of its performance under this Indenture was made under the supervision of such Authorized Officer, and

               (ii) to the best of such Authorized Officer's knowledge, based on such review, either there has occurred no event which, with the giving of notice or the passage of time or both, would constitute an Event of Default and the Issuer has fully performed all its obligations under this Indenture throughout such year, or, if there has occurred such an event, specifying each such event known to such Authorized Officer and the nature and status thereof.

          Section 3.11 Issuer May Consolidate, Etc., Only on Certain Terms.

          (a) The Issuer shall not consolidate or merge with or into any other Person, unless:

               (1) the Person (if other than the Issuer) formed by or surviving such consolidation or merger (the "Surviving Person") (i) is organized and existing under the laws of the United States of America or any state or the District of Columbia, (ii) is not subject to regulation as an "investment company" under the 1940 Act and (iii) expressly assumes, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in a form satisfactory to the Indenture Trustee, the obligation to make due and punctual payment of the principal of and interest on all Notes and the performance of every covenant of this Indenture on the part of the Issuer to be performed or observed;

               (2) immediately after giving effect to such transaction, no Event of Default or Early Amortization Event shall have occurred and be continuing;

               (3) the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that (i) such consolidation or merger and such supplemental indenture comply with this
     Section 3.11, (ii) all conditions precedent provided for in this Section
     3.11 relating to such transaction have been complied with (including any filing required by the Exchange Act), and (iii) such supplemental indenture is duly authorized, executed and delivered and is valid, binding and enforceable against the Surviving Person;

               (4) the Rating Agency Condition shall have been satisfied with respect to such transaction;

               (5) the Issuer shall have received a Tax Opinion with respect to such consolidation or merger; and

               (6) any action that is necessary to maintain the lien and security interest created by this Indenture shall have been taken.

          For the avoidance of doubt, this Section 3.11 shall not apply to the transfer of the Receivables and other assets to the Issuer on the Certificate Trust Termination Date.

          (b) The Issuer shall not convey or transfer any of its properties or assets, including those included in the Collateral, substantially as an entirety to any Person, unless:

               (1) the Person that acquires by conveyance or transfer the properties and assets of the Issuer the conveyance or transfer of which is hereby restricted (the "Acquiring Person") (A) is a United States citizen or a Person organized and existing under the laws of the United States of America or any state, or the District of Columbia,

     (B) is not subject to regulation as an "investment company" under the 1940 Act, (C) expressly assumes, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee, the obligation to make due and punctual payments of the principal of and interest on all Notes and the performance of every covenant of this Indenture on the part of the Issuer to be performed or observed, (D) expressly agree by means of such supplemental indenture that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of Holders of the Notes, (E) unless otherwise provided in such supplemental indenture, expressly agree to indemnify, defend and hold harmless the Issuer against and from any loss, liability or expense arising under or related to this Indenture and the Notes and (F) expressly agree by means of such supplemental indenture that such Person (or if a group of Persons, then one specified Person) shall make all filings with the Commission (and any other appropriate Person) required by the Exchange Act in connection with the Notes;

               (2) immediately after giving effect to such transaction, no Event of Default or Early Amortization Event shall have occurred and be continuing;

               (3) the Rating Agency Condition shall have been satisfied with respect to such transaction;

               (4) the Issuer shall have received an Opinion of Counsel to the effect that for federal income tax purposes, (a) such action will not adversely affect the tax characterization as debt of the Notes of any outstanding Series or Class that were characterized as debt at the time of their issuance, (b) such action will not cause the Issuer to be deemed to be an association (or publicly traded partnership) taxable as a corporation and (c) such action will not cause or constitute an event in which gain or loss would be recognized by any Noteholder with respect to such transaction;

               (5) any action that is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

               (6) the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that (i) such conveyance or transfer and such supplemental indenture comply with this
     Section 3.11, (ii) all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act), and (iii) such supplemental indenture is duly authorized, executed and delivered and is valid, binding and enforceable against the Acquiring Person.

          Section 3.12 Successor Substituted. Upon any consolidation or merger, or any conveyance or transfer of the properties and assets of the Issuer substantially as an entirety in accordance with Section 3.11, the Surviving Person or the Acquiring Person, as the case may be, shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein. In the event of any such conveyance or transfer, the Person named as the Issuer in the first paragraph of this Indenture or any successor which shall theretofore have become such in the manner prescribed in this Section 3.12 shall be released from its obligations under this Indenture as issued immediately upon the effectiveness of such conveyance or transfer, provided that the Issuer shall not be released from any obligations or liabilities to the Indenture Trustee or the Noteholders arising prior to such effectiveness.

          Section 3.13 No Other Business. The Issuer shall not engage in any business other than the purpose and powers set forth in Section 2.3 of the Trust Agreement and all activities related thereto.

          Section 3.14 Servicer's Obligations. The Issuer shall cause the Servicer to comply with all of its obligations under the Transaction Documents.

          Section 3.15 Investments. Except as contemplated by this Indenture, the Transfer and Servicing Agreement, the Trust Agreement or the Administration Agreement, the Issuer shall not own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

          Section 3.16 Capital Expenditures. The Issuer shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

          Section 3.17 Removal of Administrator. So long as any Notes are outstanding, the Issuer shall not remove the Administrator without cause unless the Rating Agency Condition shall have been satisfied in connection with such removal.

          Section 3.18 Restricted Payments. The Issuer shall not, directly or indirectly, (i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer or to the Servicer, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or
(iii) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Issuer may make, or cause to be made, (x) distributions as contemplated by, and to the extent funds are available for such purpose under, the Transaction Documents and (y) payments to the Indenture Trustee pursuant to Section 6.7. The Issuer will not, directly or indirectly, make payments to or distributions from the Collection Account except in accordance with the Transaction Documents.

          Section 3.19 Notice of Events of Default. The Issuer agrees to give a Trustee Officer of the Indenture Trustee and the Rating Agencies prompt written notice of each Event of Default hereunder and written notice of each default on the part of the Servicer or the Transferor of its obligations under the Transfer and Servicing Agreement and each default on the part of the Transferor of its obligations under the Receivables Purchase Agreement, as applicable.

          Section 3.20 Further Instruments and Acts. Upon request of the Indenture Trustee, the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

                                   ARTICLE IV
                     SATISFACTION AND DISCHARGE, DEFEASANCE

          Section 4.1 Satisfaction and Discharge of this Indenture. This Indenture shall cease to be of further effect with respect to the Notes except as to (a) rights of registration of transfer and exchange, (b) substitution of mutilated, destroyed, lost or stolen Notes, (c) the rights of Noteholders to receive payments of principal thereof and interest thereon, (d) Sections 3.3, 3.7, 3.9, 3.12, 3.13 and 12.16, (e) the rights and immunities of the Indenture Trustee hereunder, including the rights of the Indenture Trustee under Section 6.7, and the obligations of the Indenture Trustee under Section 4.2, and (f) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee and payable to all or any of them, and the Indenture Trustee, on written demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes when:

               (i) either

                    (A) all Notes theretofore authenticated and delivered (other than (1) Notes which have been destroyed, lost or stolen and which have been replaced, or paid as provided in Section 2.6, and (2) Notes for whose full payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.3) have been delivered to the Indenture Trustee for cancellation; or

                    (B) all Notes not theretofore delivered to the Indenture Trustee for cancellation

                    (1) have become due and payable;

                    (2) will become due and payable at the Stated Series Termination Date for such Class or Series of Notes; or

                    (3) are to be called for redemption within one year under arrangements satisfactory to the Indenture Trustee for the giving of notice of redemption by the Indenture Trustee in the name, and at the expense, of the Issuer; and

                    (4) the Issuer, in the case of (1), (2) or (3) above, has irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee (such deposit to be made from other than the Transferor's funds) cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Indenture Trustee for cancellation when due at the Stated Series Termination Date for such Class or Series of Notes or the Redemption Date (if Notes shall have been called for redemption pursuant to the related Indenture Supplement), as the case may be;

               (ii) the Issuer has paid or caused to be paid all other sums payable hereunder by the Issuer; and

               (iii) the Issuer has delivered to the Indenture Trustee an Officer's Certificate, an Opinion of Counsel and (if required by the TIA or the Indenture Trustee) an Independent Certificate from a firm of certified public accountants, each meeting the applicable requirements of Section 12.1(a) and each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

          Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Issuer to the Indenture Trustee under Section 6.7 and of the Indenture Trustee to the Noteholders under Section 4.2 shall survive.

          Section 4.2 Application of Issuer Money. All monies deposited with the Indenture Trustee pursuant to Section 4.1 shall be held in trust and applied by it, in accordance with the provisions of the Notes, this Indenture and the applicable Indenture Supplement, to make payments, either directly or through any Paying Agent to the Noteholders and for the payment in respect of which such monies have been deposited with the Indenture Trustee, of all sums due and to become due thereon for principal and interest; but such monies need not be segregated from other funds except to the extent required herein or in the Transfer and Servicing Agreement or required by law.

          Section 4.3 Defeasance. Notwithstanding anything to the contrary in this Indenture, except as otherwise specifically provided with respect to any Series in the related Indenture Supplement:

          (a) The Issuer may at the Issuer's option be discharged from its obligations hereunder with respect to any Series or all outstanding Series (the "Defeased Series") on the date the applicable conditions set forth in Section 4.3(c) are satisfied (a "Defeasance"); provided, however, that the following rights, obligations, powers, duties and immunities shall survive with respect to the Defeased Series until otherwise terminated or discharged hereunder: (i) the rights of the Holders of Notes of the Defeased Series to receive, solely from the trust fund provided for in Section 4.3(c), payments in respect of principal of and interest on such Notes when such payments are due; (ii) the right of any Enhancement Provider to the repayment of any amount due to it under the related Enhancement Agreement and Indenture Supplement, including interest thereon;
(iii) the Issuer's obligations with respect to such Notes under Sections 2.5 and 2.6; (iv) the rights (including the right to payment of its fees and expenses), powers, trusts, duties, and immunities of the Issuer, the Paying Agent and the Transfer Agent and Registrar hereunder; and (v) this Section 4.3.

          (b) Subject to Section 4.3(c), the Issuer at its option may cause Collections allocated to the Defeased Series and available to acquire Principal Receivables to be applied to acquire Eligible Investments rather than Principal Receivables.

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

          (c) The following shall be the conditions to Defeasance under Section 4.3(a):

               (i) The Issuer irrevocably shall have deposited or caused to be deposited with the Indenture Trustee (such deposit to be made from other than the Transferor's funds), under the terms of an irrevocable trust agreement in form and substance satisfactory to the Indenture Trustee, as trust funds in trust for making the payments described below, (A) U.S. Dollars in an amount, or (B) Eligible Investments which through the scheduled payment of principal and interest in respect thereof will provide, not later than the due date of payment thereon, money in an amount, or (C) a combination thereof, in each case sufficient to pay and discharge, and which shall be applied by the Indenture Trustee to pay and discharge, all remaining scheduled interest and principal payments on all outstanding Notes of the Defeased Series on the dates scheduled for such payments in this Indenture and the applicable Indenture Supplements and all amounts owing to the Enhancement Providers with respect to the Defeased Series;

               (ii) prior to its exercise of its right pursuant to this Section
     4.3 with respect to a Defeased Series to substitute money or Eligible Investments for Receivables, the Issuer shall have delivered to the Indenture Trustee an Opinion of Counsel to the effect that such deposit and termination of obligations will not have any material adverse impact on the Federal income tax characterization of any outstanding Series of Notes that have been the subject of a previous opinion of tax counsel or result in the Issuer being taxable as an association for Federal or applicable state tax purposes and an Opinion of Counsel to the effect that such deposit and termination of obligations will not result in the Issuer being required to register as an "investment company" within the meaning of the 1940 Act;

               (iii) the Issuer shall have delivered to the Indenture Trustee and any Enhancement Provider an Officer's Certificate of the Issuer stating the Issuer reasonably believes that such deposit and termination of obligations will not, based on the facts known to such officer at the time of such certification, then cause an Early Amortization Event with respect to any Series or any event that, with the giving of notice or the lapse of time, would result in the occurrence of an Early Amortization Event with respect to any Series; and

               (iv) the Rating Agency Condition shall have been satisfied.

                                   ARTICLE V
                EARLY AMORTIZATION EVENTS, DEFAULTS AND REMEDIES

          Section 5.1 Early Amortization Events.

          Unless modified with respect to any Series of Notes by the Indenture Supplement for such Series, if any one of the following events shall occur:

          (a) Circuit City shall consent or fail to object to the appointment of a bankruptcy trustee, conservator, receiver or liquidator in any bankruptcy proceeding, insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceeding of or relating to

Circuit City or of or relating to all or substantially all of its property, or a decree or order of a court, agency or supervisory authority having jurisdiction in the premises for the appointment of a bankruptcy trustee, conservator, receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceeding, or for the winding-up or liquidation of its affairs, shall have been entered against Circuit City or an action seeking any such decree or order shall have been commenced and, notwithstanding an objection by Circuit City, shall have remained undischarged or unstayed for a period of sixty (60) days; or Circuit City shall admit in writing its inability to pay its debts generally as they become due, file or consent or fail to object (or object without dismissal of any such filing within sixty (60) days of such filing or the earlier entry of any order providing for such relief) to the filing of a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

          (b) the Bank shall consent or fail to object to the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceeding of or relating to the Bank or of or relating to all or substantially all of its property, or a decree or order of a court, agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceeding, or for the winding-up or liquidation of its affairs, shall have been entered against the Bank; or the Bank shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations; or the Bank shall become unable for any reason to sell Receivables to the Transferor in accordance with the provisions of the Receivables Purchase Agreement;

          (c) the Transferor shall consent or fail to object to the appointment of a bankruptcy trustee, conservator, receiver or liquidator in any bankruptcy proceeding, insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceeding of or relating to the Transferor or of or relating to all or substantially all of its property, or a decree or order of a court, agency or supervisory authority having jurisdiction in the premises for the appointment of a bankruptcy trustee, conservator, receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceeding, or for the winding-up or liquidation of its affairs, shall have been entered against the Transferor or an action seeking any such decree or order shall have been commenced and, notwithstanding an objection by the Transferor, shall have remained undischarged or unstayed for a period of sixty
(60) days; or the Transferor shall admit in writing its inability to pay its debts generally as they become due, file or consent or fail to object (or object without dismissal of any such filing within sixty (60) days of such filing or the earlier entry of any order providing for such relief) to the filing of a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations (any such event described in this clause (c) or in clause (a) or (b) above, an "Insolvency Event");

          (d) the Issuer shall become an "investment company" within the meaning of the 1940 Act; or

          (e) on or after the Certificate Trust Termination Date, the Transferor shall become unable for any reason to transfer Receivables to the Issuer in accordance with the provisions of the Transfer and Servicing Agreement;

then, an Early Amortization Event with respect to all Series then outstanding shall occur without any notice or other action on the part of the Indenture Trustee or the Noteholders immediately upon the occurrence of such event. Upon a Responsible Officer of the Indenture Trustee receiving actual notice thereof, the Indenture Trustee shall advise the Rating Agencies in writing of the occurrence of any Early Amortization Event.

          Section 5.2 Events of Default. "Event of Default," wherever used herein, means with respect to any Series any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (a) default in the payment of the principal of any Note of that Series, if and to the extent not previously paid, when the same becomes due and payable on its Stated Series Termination Date; or

          (b) default in the payment of any interest on any Note of that Series when the same becomes due and payable, and such default shall continue for a period of thirty-five (35) days; or

          (c) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of the Issuer in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, conservator, liquidator, assignee, custodian, trustee, sequestrator or similar official for the Issuer or ordering the winding-up or liquidation of the Issuer's affairs, and such decree or order shall remain unstayed and in effect for a period of sixty (60) consecutive days; or

          (d) the commencement by the Issuer of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Issuer to the entry of an order for relief in an involuntary case under any such law, or the consent by the Issuer to the appointment of or the taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator, conservator or similar official of the Issuer, or the making by the Issuer of any general assignment for the benefit of creditors, or the failure by the Issuer generally to pay, or the admission in writing by the Issuer of its inability to pay, its debts as such debts become due, or the taking of action by the Issuer in furtherance of any of the foregoing; or

          (e) default in the observance or performance in any material respect of any covenant or agreement of the Issuer made in this Indenture made in respect of the Notes of such Series (other than a covenant or agreement, a default in the observance or performance of which is elsewhere in this Section
5.2 specifically dealt with) (all of such covenants and agreements in the Indenture which are not expressly stated to be for the benefit of a particular Series being deemed to be in respect of the Notes of all Series for this purpose) and such default shall

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

continue or not be cured for a period of sixty (60) days after there shall have been given, by registered or certified mail, return receipt requested to the Issuer by the Indenture Trustee or to the Issuer and the Indenture Trustee by the Holders of Notes representing at least 25% of the principal balance of the Outstanding Notes of such Series, a written notice specifying such default and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder and, as a result of such default, the interests of the Holders of the Notes are materially and adversely affected and continue to be materially and adversely affected during the 60-day period; or

          (f) any additional events specified in the Indenture Supplement related to such Series.

          The Issuer shall deliver to a Trustee Officer of the Indenture Trustee, within five (5) days after the occurrence thereof, written notice in the form of an Officer's Certificate of any event which with the giving of notice and the lapse of time would become an Event of Default, its status and what action the Issuer is taking or proposes to take with respect thereto.

          Section 5.3 Acceleration of Maturity; Rescission and Annulment. If an Event of Default described in paragraph (a), (b) or (e) of Section 5.2 should occur and be continuing with respect to a Series, then and in every such case the Indenture Trustee or the Holders of Notes representing more than 50% of the principal balance of the Outstanding Notes of such Series may declare all the Notes of such Series to be immediately due and payable, by a notice in writing to the Issuer (and to a Trustee Officer of the Indenture Trustee if declared by Noteholders), and upon any such declaration the unpaid principal amount of such Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable.

          If an Event of Default described in paragraph (c) or (d) of Section
5.2 should occur and be continuing, then the unpaid principal of the Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall automatically become due and payable.

          At any time after such declaration of acceleration of maturity has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter provided in this Article V, the Holders of Notes representing more than 50% of the principal balance of the Outstanding Notes of such Series, by written notice to the Issuer, a Trustee Officer of the Indenture Trustee and the Rating Agencies, may rescind and annul such declaration and its consequences; provided, however, that:

          (a) the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay:

               (i) all payments of principal of and interest on all Notes and all other amounts that would then be due hereunder or upon such Notes if the Event of Default giving rise to such acceleration had not occurred; and

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

               (ii) all sums paid or advanced by the Indenture Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel; and

          (b) all Events of Default, other than the nonpayment of the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.13.

          No such rescission shall affect any subsequent default or impair any right consequent thereto.

          Section 5.4 Collection of Indebtedness and Suits for Enforcement by Indenture Trustee.

          (a) The Issuer covenants that if (i) default is made in the payment of any interest on any Note when the same becomes due and payable, and such default continues for a period of thirty-five (35) days following the date on which such interest became due and payable, or (ii) default is made in the payment of principal of any Note, if and to the extent not previously paid, when the same becomes due and payable on the Stated Series Termination Date, the Issuer will, upon demand of the Indenture Trustee, pay to it, for the benefit of the Holders of the Notes of the affected Series, the whole amount then due and payable on such Notes for principal and interest, with interest upon the overdue principal, and, to the extent payment at such rate of interest shall be legally enforceable, interest upon overdue installments of interest, as specified in the related Indenture Supplement, and in addition thereto will pay such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel.

          (b) In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Indenture Trustee, in its own name and as trustee of an express trust, may institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer or other obligor upon such Notes and collect in the manner provided by law out of the property of the Issuer, wherever situated, the moneys adjudged or decreed to be payable.

          (c) If an Event of Default occurs and is continuing, the Indenture Trustee may, as more particularly provided in Section 5.5, in its discretion, proceed to protect and enforce its rights and the rights of the Noteholders of the affected Series, by such appropriate Proceedings as the Indenture Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

          (d) In case there shall be pending, relative to the Issuer or any other obligor upon the Notes of the affected Series, or any Person having or claiming an ownership interest in the Collateral, Proceedings under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or in case a receiver, conservator, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator, custodian or other similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial Proceedings relative to the Issuer or other obligor upon the Notes of such Series, or to the creditors or property of the Issuer or such other obligor, the Indenture Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section 5.4, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

               (i) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes of such Series and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence or willful misconduct) and of the Noteholders of such Series allowed in such Proceedings;

               (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Holders of Notes of such Series in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;

               (iii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders of such Series and of the Indenture Trustee on their behalf; and

               (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Holders of Notes of such Series allowed in any judicial Proceedings relative to the Issuer, its creditors and its property;

and any trustee, receiver, conservator, liquidator, custodian, assignee, sequestrator or other similar official in any such Proceeding is hereby authorized by each of such Noteholders to make payments to the Indenture Trustee, and, in the event that the Indenture Trustee shall consent to the making of payments directly to such Noteholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee except as a result of negligence or willful misconduct.

          (e) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Indenture Trustee to vote in respect of the claim of any

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

Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

          (f) All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any such action or Proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the benefit of the Holders of the Notes of the affected Series as provided herein.

          (g) In any Proceedings brought by the Indenture Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all the Holders of the Notes of the affected Series, and it shall not be necessary to make any such Noteholder a party to any such Proceedings.

          Section 5.5 Remedies; Priorities.

          (a) If an Event of Default shall have occurred and be continuing with respect to any Series, and the Notes of such Series have been accelerated pursuant to Section 5.3, the Indenture Trustee may do one or more of the following (subject to Sections 5.6 and 12.16):

               (i) institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Notes of the affected Series or under this Indenture with respect thereto, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer the portion of the Collateral allocated to such Series and any other obligor upon such Notes moneys adjudged due;

               (ii) take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee and the Holders of the Notes of the affected Series;

               (iii) cause the Issuer to sell Principal Receivables (or interests therein) in an amount equal to the Invested Amount of the accelerated Series and the related Finance Charge Receivables in accordance with Section 5.16;

provided, however, that the Indenture Trustee may not exercise the remedy described in subparagraph (iii) above unless (A) (1) the Holders of Notes representing 100% of the principal balance of the Outstanding Notes of the affected Series consent in writing thereto, (2) the Indenture Trustee determines that any proceeds of such exercise distributable to the Noteholders of the affected Series are sufficient to discharge in full all amounts then due and unpaid upon the Notes for principal and interest and is directed to exercise this remedy by Holders of Notes representing more than 50% of the principal balance of the Outstanding Notes of such Series, or (3) the Indenture Trustee determines that the Collateral may not continue to provide sufficient funds for the payment of principal of and interest on the Notes as they would have become due if the Notes had not been declared due and payable, and the Indenture Trustee obtains the consent of the Holders of Notes representing at least 66-2/3% of the principal balance of the Outstanding

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

Notes of each Class of such Series and (B) the Indenture Trustee has obtained an Opinion of Counsel to the effect that the exercise of such remedy complies with applicable federal and state securities laws. In determining such sufficiency or insufficiency with respect to clauses (A)(2) and (A)(3), the Indenture Trustee may, but need not, obtain and conclusively rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Collateral for such purpose.

          The remedies provided in this Section 5.5(a) are the exclusive remedies provided to the Noteholders with respect to the Collateral and each of the Noteholders (by their acceptance of their respective interests in the Notes) or the Indenture Trustee hereby expressly waive any other remedy that might have been available under the applicable UCC.

          (b) If the Indenture Trustee collects any money or property pursuant to this Article V following the acceleration of the Notes of the affected Series pursuant to Section 5.3 (so long as such a declaration shall not have been rescinded or annulled), it shall pay out the money or property in the following order:

     FIRST: to the Indenture Trustee for amounts (including indemnification amounts) due pursuant to Section 6.7; and

     SECOND: unless otherwise specified in the related Indenture Supplement, to the Servicer for distribution in accordance with Article IV of the related Indenture Supplement with such amounts being deemed to be Principal Collections and Finance Charge Collections in the same proportion as (x) the outstanding principal balance of the Notes bears to (y) the sum of the accrued and unpaid interest on the Notes and other fees and expenses payable in connection therewith under the applicable Indenture Supplement, including the amounts payable under any Enhancements with respect to such Series.

          (c) The Indenture Trustee may, upon written notification to the Issuer, fix a record date and payment date for any payment to Noteholders of the affected Series pursuant to this Section 5.5. At least fifteen (15) days before such record date, the Indenture Trustee shall mail or send by facsimile, at the expense of the Servicer, to each such Noteholder a notice that states the record date, the payment date and the amount to be paid.

          Section 5.6 Optional Preservation of the Collateral. If the Notes of any Series have been declared to be due and payable under Section 5.3 following an Event of Default and such declaration and its consequences have not been rescinded and annulled, and the Indenture Trustee has not received directions from the Noteholders pursuant to Section 5.12, the Indenture Trustee may, but need not, elect to maintain possession of the portion of the Collateral which secures such Notes and apply proceeds of the Collateral to make payments on such Notes to the extent such proceeds are available therefor. It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal of and interest on the Notes, and the Indenture Trustee shall take such desire into account when determining whether or not to maintain possession of the Collateral. In determining whether to maintain possession of the Collateral, the Indenture Trustee may, but need not, obtain and conclusively

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

rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Collateral for such purpose.

          Section 5.7 Limitation on Suits. No Noteholder shall have any right by virtue of any provisions of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture, unless such Noteholder previously shall have given notice to the Indenture Trustee, and unless the Holders of Notes evidencing Undivided Interests aggregating more than 25% of the Invested Amount of any Series which may be adversely affected but for the institution of such suit, action or proceeding shall have made written request upon the Indenture Trustee to institute such action, suit or proceeding in its own name as Indenture Trustee hereunder and shall have offered to the Indenture Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Indenture Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Noteholder with every other Noteholder and the Indenture Trustee, that no one or more Noteholders shall have the right in any manner whatsoever by virtue or by availing itself or themselves of any provisions of this Indenture to affect, disturb or prejudice the rights of the Noteholders of any other of the Notes, or to obtain or seek to obtain priority over or preference to any other such Noteholder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all Noteholders. For the protection and enforcement of the provisions of this Section 5.7, each and every Noteholder and the Indenture Trustee shall be entitled to such relief as can be given either at law or in equity. Each Note Owner by its acquisition of a Book Entry Note shall be deemed to have consented to the provisions of this Section 5.7.

          Section 5.8 Unconditional Rights of Noteholders to Receive Principal and Interest. Notwithstanding any other provision in this Indenture, each Noteholder shall have the right which is absolute and unconditional to receive payment of the principal of and interest in respect of such Note as such principal and interest becomes due and payable and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Noteholder.

          Section 5.9 Restoration of Rights and Remedies. If the Indenture Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned, or has been determined adversely to the Indenture Trustee or to such Noteholder, then and in every such case the Issuer, the Indenture Trustee and the Noteholder shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

          Section 5.10 Rights and Remedies Cumulative. No right, remedy, power or privilege herein conferred upon or reserved to the Indenture Trustee or to the Noteholders is intended to be exclusive of any other right, remedy, power or privilege, and every right, remedy, power or privilege shall, to the extent permitted by law, be cumulative and in addition to every other right, remedy, power or privilege given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or exercise of any right or remedy shall not preclude any other further assertion or the exercise of any other appropriate right or remedy.

          Section 5.11 Delay or Omission Not Waiver. No failure to exercise and no delay in exercising, on the part of the Indenture Trustee or of any Noteholder or other Person, any right or remedy occurring hereunder upon any Event of Default shall impair any such right or remedy or constitute a waiver thereof of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.

          Section 5.12 Rights of Noteholders to Direct Indenture Trustee. The Holders of Notes representing more than 50% of the principal balance of the Outstanding Notes of any affected Series shall have the right to direct in writing the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to such Series or exercising any trust or power conferred on the Indenture Trustee with respect to such Series; provided, however, that subject to Section 6.1:

          (a) the Indenture Trustee shall have the right to decline any such direction if the Indenture Trustee, after being advised by counsel, determines that the action so directed is in conflict with any rule of law or with this Indenture, and

          (b) the Indenture Trustee shall have the right to decline any such direction if the Indenture Trustee in good faith shall, by a Trustee Officer of the Indenture Trustee, determine that the Proceedings so directed would be illegal or involve the Indenture Trustee in personal liability or be unjustly prejudicial to the Noteholders not parties to such direction.

          Section 5.13 Waiver of Past Defaults. Prior to the declaration of the acceleration of the maturity of the Notes of the affected Series as provided in
Section 5.3, Holders of Notes representing more than 66 2/3% of the principal balance of the Outstanding Notes of such Series (or with respect to any such Series with two or more Classes, of each Class), may, on behalf of all such Noteholders, waive in writing any past default, with written notice to the Indenture Trustee, with respect to such Notes and its consequences, except a default:

          (a) in the payment of the principal or interest in respect of any Note of such Series, or

          (b) in respect of a covenant or provision hereof that under Section
10.2 cannot be modified or amended without the consent of the Noteholder of each Outstanding Note affected.

          Upon any such written waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

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

          Section 5.14 Undertaking for Costs. All parties to this Indenture agree, and each Noteholder by its acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant (other than the Indenture Trustee) in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.14 shall not apply to any suit instituted by the Indenture Trustee, to any suit instituted by any Noteholder, or group of Noteholders (in compliance with Section 5.8), holding Notes representing more than 10% of the principal balance of the Outstanding Notes of the affected Series, or to any suit instituted by any Noteholder for the enforcement of the payment of the principal or interest in respect of any Note on or after the Distribution Date on which any of such amounts was due (or, in the case of redemption, on or after the applicable Redemption Date).

          Section 5.15 Waiver of Stay or Extension Laws. The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may adversely affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

          Section 5.16 Sale of Receivables.

          (a) The method, manner, time, place and terms of any sale of Receivables (or interests therein) pursuant to Section 5.5(a)(iii) shall be commercially reasonable. The Indenture Trustee may from time to time postpone any sale by public announcement made at the time and place of such sale.

          (b) The Indenture Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Issuer in connection with any sale of Receivables (or interests therein) pursuant to Section 5.5(a)(iii). No purchaser or transferee at any such sale shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

          (c) In its exercise of the foreclosure remedy pursuant to Section 5.5(a)(iii), the Indenture Trustee shall solicit bids for the sale of Principal Receivables (or interests therein) in an amount equal to the Invested Amount of the affected Series of Notes at the time of sale and the related Finance Charge Receivables (or interests therein). The Transferor or any of its affiliates shall be entitled to participate in, and to receive from the Indenture Trustee a copy of each other bid submitted in connection with, such bidding process; provided, however, that (i) at least one participant other than the Transferor and any of its affiliates must submit a bona fide offer, and (ii) the Transferor and any of its affiliates are prohibited from bidding an amount which exceeds fair value for the transferred assets. The Indenture Trustee shall sell such

Receivables (or interests therein) to the bidder with the highest cash purchase offer. Any such sale shall occur during the period beginning on a Determination Date and ending on the following Distribution Date, in each case with respect to the affected Series of Notes, and shall be based on the Invested Amount of the affected Series of Notes as set forth in the monthly certificate delivered by the Servicer on such Determination Date pursuant to Section 3.4(c) of the Pooling and Servicing Agreement or Section 3.4(c) of the Transfer and Servicing Agreement, as applicable. The proceeds of any such sale shall be applied as specified in the applicable Indenture Supplement.

          Section 5.17 Action on Notes. The Indenture Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking or obtaining of or application for any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Collateral or upon any of the assets of the Issuer. Any money or property collected by the Indenture Trustee shall be applied as specified in Section 5.5(b) and the applicable Indenture Supplement.

                                   ARTICLE VI
                              THE INDENTURE TRUSTEE

          Section 6.1 Duties of the Indenture Trustee.

          (a) If an Event of Default or an Early Amortization Event of which the Indenture Trustee has knowledge shall have occurred and be continuing, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such Person's own affairs.

          (b) Except during the continuance of an Event of Default:

               (i) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

               (ii) in the absence of bad faith or negligence on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; provided, however, that the Indenture Trustee shall, upon receipt of any certificates or opinions furnished to the Indenture Trustee which are specifically required to be furnished pursuant to any provision of this Indenture, examine such certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

          (c) The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

               (i) this paragraph does not limit the effect of paragraph (b) of this Section 6.1;

               (ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

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

               (iii) the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.12.

          (d) The Indenture Trustee shall not be liable for interest on any money received by it except as the Indenture Trustee may agree in writing with the Issuer.

          (e) Money held in trust by the Indenture Trustee need not be segregated from other funds except to the extent required by law or the terms of this Indenture or the Transfer and Servicing Agreement.

          (f) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers hereunder if the Indenture Trustee shall have reasonable grounds to believe that repayment of such funds or indemnity satisfactory to it against such risk or liability is not assured or provided to it.

          (g) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section 6.1 and the TIA.

          (h) The Indenture Trustee shall not be charged with knowledge of any Event of Default, Servicer Default or Early Amortization Event unless either (1) a Responsible Officer shall have actual knowledge of such Event of Default, Servicer Default or Early Amortization Event or (2) written notice of such Event of Default, Servicer Default or Early Amortization Event shall have been given to the Indenture Trustee in accordance with the provisions of this Indenture.

          Section 6.2 Notice of Early Amortization Event or Event of Default. Upon the occurrence of any Early Amortization Event or Event of Default of which a Trustee Officer has actual knowledge or has received written notice thereof, the Indenture Trustee shall transmit by mail to all Noteholders as their names and addresses appear on the Note Register and the Rating Agencies, notice of such Early Amortization Event or Event of Default hereunder known to the Indenture Trustee within thirty (30) days after it occurs or within ten (10) Business Days after it receives such notice or obtains actual notice, if later.

          Section 6.3 Rights of Indenture Trustee. Except as otherwise provided in Section 6.1:

          (a) the Indenture Trustee may conclusively rely and shall fully be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) except during the continuance of an Event of Default, whenever in the administration of this Indenture the Indenture Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Indenture

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Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, conclusively rely upon an Officer's Certificate of the Issuer. The Issuer shall provide a copy of such Officer's Certificate to the Noteholders at or prior to the time the Indenture Trustee receives such Officer's Certificate;

          (c) as a condition to the taking, suffering or omitting of any action by it hereunder, the Indenture Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in-good faith and in reliance thereon;

          (d) the Indenture Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture or to honor the request or direction of any of the Noteholders pursuant to this Indenture, unless such Noteholders shall have offered to the Indenture Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction; provided, however, that nothing contained herein shall relieve the Indenture Trustee of the obligations upon the occurrence of an Event of Default (which has not been cured or waived) to exercise such of the rights and powers vested in it by this Indenture and to use the same degree of care or skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs;

          (e) the Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document, but the Indenture Trustee at the written direction of one or more of the Noteholders and at the expense of the Noteholders, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Indenture Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuer and the Servicer, personally or by agent or attorney;

          (f) the Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, custodians or nominees and the Indenture Trustee shall not be responsible for any (i) misconduct or negligence on the part of any agent, attorney, custodians or nominees appointed with due care by it hereunder or (ii) the supervision of such agents, attorneys, custodians or nominees after such appointment with due care;

          (g) the Indenture Trustee shall not be liable for any actions taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights conferred upon the Indenture Trustee by this Indenture; and

          (h) in the event that the Indenture Trustee is also acting as Paying Agent and Transfer Agent and Registrar and Successor Servicer, if it becomes Successor Servicer pursuant to Section 7.2 of the Transfer and Servicing Agreement, the rights and protections afforded to the Indenture Trustee pursuant to this Article VI shall also be afforded to such Paying Agent and Transfer Agent and Registrar and Successor Servicer, if it becomes Successor Servicer pursuant to Section 7.2 of the Transfer and Servicing Agreement.

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          Section 6.4 Not Responsible for Recitals or Issuance of Notes. The
recitals contained herein and in the Notes, except the certificate of authentication of the Indenture Trustee, shall be taken as the statements of the Issuer, and the Indenture Trustee assumes no responsibility for their correctness. Neither the Indenture Trustee nor any of its agents makes any representation as to the validity or sufficiency of the Indenture, the Notes, or any related document. The Indenture Trustee shall not be accountable for the use or application by the Issuer of the proceeds from the Notes.

          Section 6.5 Restrictions on Holding Notes. The Indenture Trustee shall not in its individual capacity, but may in a fiduciary capacity, become the owner or pledgee of Notes and may otherwise deal with the Issuer with the same rights it would have if it were not Indenture Trustee, Paying Agent, Transfer Agent and Registrar or such other agent. Any Paying Agent, Transfer Agent and Registrar that is not also the Indenture Trustee or any other agent of the Issuer, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Issuer with the same rights it would have if it were not Indenture Trustee, Paying Agent, Transfer Agent and Registrar or such other agent.

          Section 6.6 Money Held in Trust. Money held by the Indenture Trustee in trust hereunder need not be segregated from other funds held by the Indenture Trustee in trust hereunder except to the extent required herein or required by law. The Indenture Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed upon in writing by the Indenture Trustee and the Issuer.

          Section 6.7 Compensation, Reimbursement and Indemnification. The Servicer shall pay to the Indenture Trustee from time to time reasonable compensation as has been agreed to in writing between the Servicer and the Indenture Trustee for all services rendered by the Indenture Trustee and the Authenticating Agent under this Indenture (which compensation shall not be limited by any law on compensation of a trustee of an express trust). The Servicer shall reimburse the Indenture Trustee for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Indenture Trustee's agents, counsel, accountants and experts, except any such expense, disbursement or advance as may arise from its negligence or bad faith and except as concerning fees of the Servicer if and at such time as the Indenture Trustee is acting as the Successor Servicer in accordance with the terms of the Transfer and Servicing Agreement. The Issuer shall direct the Servicer to indemnify, defend and hold harmless, and the Servicer shall indemnify the Indenture Trustee and its officers, directors, employees and agents against any and all loss, liability, expense, damage or claim (including the reasonable fees of either in-house counsel or outside counsel) incurred by it in connection with the administration of this trust and the performance of its duties hereunder and under any other Transaction Document, including any claim arising from any failure by Issuer or Transferor to pay when due any sales, excise, transfer or personal taxes relating to the Receivables. The Indenture Trustee shall notify the Issuer and the Servicer promptly of any claim for which it may seek indemnity. Failure by the Indenture Trustee to so notify the Issuer and the Servicer shall not relieve the Issuer or the Servicer of its obligations hereunder unless such loss, liability or expense could have been avoided with such prompt notification and then only to the extent of such loss, expense or liability which could have been so avoided. The Servicer shall defend any claim against the Indenture Trustee;

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

provided, however, that the Indenture Trustee may have separate counsel and, if it does, the Servicer shall pay the reasonable fees and expenses of such counsel. Neither the Issuer nor the Servicer need reimburse any expense or indemnify against any loss, liability or expense incurred by the Indenture Trustee through the Indenture Trustee's own willful misconduct, negligence or bad faith.

          The Servicer's payment obligations to the Indenture Trustee pursuant to this Section 6.7 shall survive the discharge of this Indenture or earlier resignation or removal of the Indenture Trustee. When the Indenture Trustee incurs expenses after the occurrence of a Default specified in Section 5.2(c) or 5.2(d) with respect to the Issuer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or similar law.

          Section 6.8 Replacement of Indenture Trustee. No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee shall become effective until the acceptance of appointment by the successor Indenture Trustee pursuant to this Section 6.8. The Indenture Trustee may resign at any time by giving thirty (30) days written notice to the Issuer and the Rating Agencies. The Holders of Notes representing more than 66 2/3% of the Outstanding Amount may remove the Indenture Trustee by so notifying the Indenture Trustee in writing and may appoint a successor Indenture Trustee. The Administrator shall remove the Indenture Trustee upon written notice if:

               (i) the Indenture Trustee fails to comply with Section 6.11;

               (ii) the Indenture Trustee is adjudged a bankrupt or insolvent;

               (iii) the Indenture Trustee shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Indenture Trustee or all or substantially all of its property, or a decree or order of a court or agency or supervisory authority having the jurisdiction in the premises for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Indenture Trustee; or the Indenture Trustee shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statue, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations; or

               (iv) the Indenture Trustee otherwise becomes legally unable to act.

If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Administrator shall promptly appoint a successor Indenture Trustee.

          A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee, the Servicer and to the Issuer. Thereupon the

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

resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of the Indenture Trustee under this Indenture. The successor Indenture Trustee shall mail a notice of its succession to Noteholders. The retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee, subject to the payment of any and all amounts then due and owing to the Indenture Trustee.

          If a successor Indenture Trustee does not take office within sixty
(60) days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, the Issuer or the Holders of Notes representing more than 50% of the Outstanding Amount may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

          If the Indenture Trustee fails to comply with Section 6.11, any Noteholder may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

          Notwithstanding the replacement of the Indenture Trustee pursuant to this Section 6.8, the Issuer's obligations under Section 6.7 shall continue for the benefit of the retiring Indenture Trustee.

          The Administrator shall notify the Rating Agencies of any replacement of the Indenture Trustee pursuant to this Section 6.8.

          Section 6.9 Successor Indenture Trustee by Merger. If the Indenture Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Indenture Trustee; provided, however, that such corporation or banking association shall be otherwise qualified and eligible under Section 6.11. The Indenture Trustee shall provide the Rating Agencies prior written notice of any such transaction.

          In case at the time such successor or successors by merger, conversion, consolidation or transfer to the Indenture Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor Indenture Trustee and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Notes in the name of the successor to the Indenture Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Indenture Trustee shall have.

          Section 6.10 Appointment of Co-Indenture Trustee or Separate Indenture Trustee.

          (a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Collateral may at the time be located, the Indenture Trustee shall have the power and may

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

execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Collateral, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Collateral, or any part hereof, and, subject to the other provisions of this Section 6.10, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under
Section 6.11 and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 6.8.

          (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

               (i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Collateral or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

               (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder;

               (iii) the Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee; and

               (iv) the Indenture Trustee shall not be liable for any act or failure to act on the part of any separate trustee or co-trustee.

          (c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.

          (d) Any separate trustee or co-trustee may at any time constitute the Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all

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

of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

          Section 6.11 Eligibility; Disqualification. The Indenture Trustee shall at all times satisfy the requirements of TIA (S)310(a). The Indenture Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition and a rating as to its long-term unsecured debt obligations of at least Baa3 by Moody's (if Moody's shall then be a Rating Agency) and BBB- by Standard & Poor's (if Standard & Poor's shall then be a Rating Agency) and a rating as to its short-term deposits or long-term unsecured debt obligations that satisfies the rating requirement of any other Rating Agency assigning a rating for any Class of Notes of any then outstanding Series and subject to supervision or examination by Federal or state authority. The Indenture Trustee shall comply with TIA (S)310(b), including the optional provision permitted by the second sentence of TIA (S)310(b)(9); provided, however, that there shall be excluded from the operation of TIA
(S)310(b)(1) any indenture or indentures under which other securities of the Issuer are outstanding if the requirements for such exclusion set forth in TIA
(S)310(b)(1) are met.

          Section 6.12 Preferential Collection of Claims Against. The Indenture Trustee shall comply with TIA (S)311(a), excluding any creditor relationship listed in TIA (S)311(b). An Indenture Trustee who has resigned or been removed shall be subject to TIA (S)311(a) to the extent indicated.

          Section 6.13 Representations and Covenants of the Indenture Trustee. The Indenture Trustee represents, warrants and covenants that:

               (i) the Indenture Trustee is duly organized and validly existing under the laws of its jurisdiction or organization;

               (ii) the Indenture Trustee has full power and authority to deliver and perform this Indenture and has taken all necessary action to authorize the execution, delivery and performance by it of this Indenture and other Transaction Documents to which it is a party;

               (iii) each of this Indenture and the other Transaction Documents to which it is a party has been duly executed and delivered by the Indenture Trustee and constitutes its legal, valid and binding obligation in accordance with its terms; and

               (iv) the Indenture Trustee meets the eligibility requirements set forth in Section 6.11.

          Section 6.14 Custody of the Collateral. The Indenture Trustee shall hold such of the Trust Estate as consists of instruments, deposit accounts, negotiable documents, money, goods, letters of credit, and advices of credit in the State of New York. The Indenture Trustee shall hold such of the Trust Estate as constitutes investment property through a securities intermediary, which securities intermediary shall agree with the Indenture Trustee that (a) such investment property shall at all times be credited to a securities account of the Indenture Trustee, (b) such securities intermediary shall treat the Indenture Trustee as entitled to exercise the rights

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

that comprise each financial asset credited to such securities account, (c) all property credited to such securities account shall be treated as a financial asset, (d) such securities intermediary shall comply with entitlement orders originated by the Indenture Trustee without the further consent of any other person or entity, (e) such securities intermediary will not agree with any person or entity other than the Indenture Trustee to comply with entitlement orders originated by such other person or entity, (f) such securities accounts and the property credited thereto shall not be subject to any lien, security interest, or right of set-off in favor of such securities intermediary or anyone claiming through it (other than the Indenture Trustee), and (g) such agreement shall be governed by the laws of the State of New York. Terms used in the preceding sentence that are defined in the New York UCC and not otherwise defined herein shall have the meaning set forth in the New York UCC. Except as permitted by this Section 6.14, the Indenture Trustee shall not hold any part of the Trust Estate through an agent or a nominee.

                                  ARTICLE VII
          NOTEHOLDERS' LIST AND REPORTS BY INDENTURE TRUSTEE AND ISSUER

          Section 7.1 Issuer to Furnish Indenture Trustee Names and Addresses of Noteholders. The Issuer will furnish or cause to be furnished to the Indenture Trustee (a) not more than five days after each Record Date, a list, in such form as the Indenture Trustee may reasonably require, of the names, addresses and taxpayer identification numbers of the Noteholders as they appear on the Note Register as of such Record Date, and (b) at such other times, as the Indenture Trustee may request in writing, within ten (10) days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than ten (10) days prior to the time such list is furnished; provided, however, that for so long as the Indenture Trustee is the Transfer Agent and Registrar, the Indenture Trustee shall furnish to the Issuer such list in the same manner prescribed in clause (b) above.

          Section 7.2 Preservation of Information; Communications to
Noteholders.

          (a) The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Noteholders contained in the most recent list furnished to the Indenture Trustee as provided in Section
7.1 and the names, addresses and taxpayer identification numbers of the Noteholders received by the Indenture Trustee in its capacity as Transfer Agent and Registrar. The Indenture Trustee may destroy any list furnished to it as provided in Section 7.1 upon receipt of a new list so furnished.

          (b) Noteholders may communicate, pursuant to TIA (S)312(b), with other Noteholders with respect to their rights under this Indenture or under the Notes.

          (c) The Issuer, the Indenture Trustee and the Transfer Agent and Registrar shall have the protection of TIA (S)312(c).

          Section 7.3 Reports by Issuer.

          (a) The Issuer shall:

               (i) file with the Indenture Trustee, within fifteen (15) days after the Issuer is required to file the same with the Commission, copies of the annual reports and of the

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

     information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Issuer may be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act;

               (ii) file with the Indenture Trustee and the Commission in accordance with rules and regulations prescribed from time to time by the Commission such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

               (iii) supply to the Indenture Trustee (and the Indenture Trustee shall transmit by mail to all Noteholders described in TIA (S)313(c)) such summaries of any information, documents and reports required to be filed by the Issuer pursuant to clauses (i) and (ii) of this Section 7.3(a) as may be required by rules and regulations prescribed from time to time by the Commission.

          (b) Unless the Issuer otherwise determines, the fiscal year of the Issuer shall end on the last day of February of each year.

          (c) Delivery of such reports, information and documents to the Indenture Trustee is for informational purposes only and the Indenture Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Issuer's compliance with any of the covenants hereunder.

          Section 7.4 Reports by Indenture Trustee. If required by TIA
(S)313(a), within sixty (60) days after each March 31, beginning with March 31, 2003, the Indenture Trustee shall mail to each Noteholder as required by TIA
(S)313(c) a brief report dated as of such date that complies with TIA (S)313(a). The Indenture Trustee also shall comply with TIA (S)313(b).

          A copy of each report at the time of its mailing to Noteholders shall be filed by the Indenture Trustee with the Commission and each stock exchange, if any, on which any Notes are listed. The Issuer shall notify the Indenture Trustee if and when any Notes are listed on any stock exchange.

                                  ARTICLE VIII
                    ALLOCATION AND APPLICATION OF COLLECTIONS

          Section 8.1 Collection of Money. Except as otherwise expressly provided herein and in the related Indenture Supplement, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture. The Indenture Trustee shall hold all such money and property received by it, other than amounts received by it pursuant to Section 6.7, in trust for the Noteholders and shall apply such money and property as provided in this Indenture. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any

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

payment or performance under the Transfer and Servicing Agreement or any other Transaction Document, the Indenture Trustee may, and upon the written request of the Holders of Notes representing more than 50% of the principal balance of the Outstanding Notes of the affected Series shall, subject to Sections 6.1(f) and 6.3(d) take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Early Amortization Event or a Default or Event of Default under this Indenture and to proceed thereafter as provided in Article V.

          Section 8.2 Rights of Noteholders. The Collateral shall secure the rights of the Holders of the Notes of each Series to receive the portion of Collections allocable to the Noteholders of such Series pursuant to this Indenture and the related Indenture Supplement, funds and other property credited to the Collection Account and the Excess Funding Account (or any subaccount thereof) allocable to the Noteholders of such Series pursuant to this Indenture and such Indenture Supplement, funds and other property credited to any related Series Account and funds available pursuant to any related Series Enhancement, it being understood that, except as specifically set forth in the Indenture Supplement with respect thereto, the Notes of any Series or Class shall not be secured by any interest in any Series Account or Series Enhancement pledged for the benefit of any other Series or Class.

          Section 8.3 Establishment of Collection Account and Allocations with Respect to the Exchangeable Transferor Certificate. From and after the Certificate Trust Termination Date:

          (a) The Collection Account. The Indenture Trustee, for the benefit of the Noteholders, shall establish and maintain or cause to be established and maintained in the name of the Indenture Trustee, on behalf of the Issuer, with an Eligible Institution a segregated trust account (the "Collection Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders. The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Collection Account and in all proceeds thereof. The Collection Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Noteholders. If, at any time, the institution holding the Collection Account ceases to be an Eligible Institution, the Indenture Trustee (or the Servicer on its behalf) shall within five Business Days establish a new Collection Account meeting the conditions specified above with an Eligible Institution and shall transfer any cash and/or any investments to such new Collection Account, and from the date such new Collection Account is established, it shall be the "Collection Account." Pursuant to the authority granted to the Servicer in
Section 3.1(b) of the Transfer and Servicing Agreement, the Servicer shall have the power, revocable by the Indenture Trustee, to make withdrawals and payments from the Collection Account and to instruct the Indenture Trustee to make withdrawals and payments from the Collection Account for the purposes of carrying out the Servicer's or the Indenture Trustee's duties hereunder.

          (b) Administration of the Collection Account. At the written direction of the Servicer, funds on deposit in the Collection Account to be invested shall be invested by the Indenture Trustee in Eligible Investments selected by the Servicer. In the absence of written direction of the Servicer, funds on deposit in the Collection Account shall be invested in money market funds as specified in clause (v) of the definition of Eligible Investments. All such Eligible Investments shall be held by the Indenture Trustee for the benefit of the Noteholders. Investments of funds representing Collections collected during any Collection Period shall be invested in Eligible Investments that will mature so that such funds will be available by the close of business on the Transfer Date next succeeding such Collection Period. Any funds on deposit in the Collection Account to be so invested shall be invested solely in Eligible Investments. All Eligible Investments shall be held to maturity. The Indenture Trustee shall maintain possession of the negotiable instruments or securities, if any, evidencing such Eligible Investments. On each Distribution Date, all interest and other investment earnings (net of losses and investment expenses) on funds on deposit in the Collection Account shall be paid to the Holder of the Exchangeable Transferor Certificate. The Transferor, at its option, may direct the Servicer's investment of funds pursuant to this Section 8.3(b). In no event shall the Indenture Trustee be liable for the selection of such investments or for investment losses incurred thereon or for losses incurred as a result of the liquidation of any such investment prior to its stated maturity.

          (c) Allocations For the Exchangeable Transferor Certificate. The Servicer shall allocate to the Holder of the Exchangeable Transferor Certificate an amount equal to the product of (i) the Transferor Percentage and (ii) the aggregate amount of Collections allocated to Principal Receivables and Finance Charge Receivables, respectively, in respect of each Collection Period. Notwithstanding anything to the contrary in Section 8.3, unless specified in any Indenture Supplement, the Servicer need not deposit this amount, or any other amounts so allocated to the Exchangeable Transferor Certificate pursuant to any Indenture Supplement, into the Collection Account and shall pay such amounts as collected to the Holder of the Exchangeable Transferor Certificate.

          (d) Allocation of Collections Between Collections of Principal Receivables and Collections of Finance Charge Receivables. The Servicer shall allocate Collections processed with respect to any Account to Finance Charge Receivables to the extent of outstanding Finance Charge Receivables with respect to such Account. The balance of Collections processed with respect to such Account shall be allocated to Principal Receivables.

          (e) Collections. The Servicer will apply all Collections with respect to the Receivables for each Collection Period as described in this Article VIII and each Indenture Supplement. Except as otherwise provided below, the Servicer shall deposit all Collections into the Collection Account no later than the second Business Day following the Date of Processing of such Collections. Subject to the express terms of any Indenture Supplement, but notwithstanding anything else in this Indenture to the contrary, for so long as, and only so long as, the Bank or an Affiliate of the Bank shall be the Servicer hereunder and (i) the Bank or such Affiliate shall maintain a short-term debt rating (which may be an implied rating) of at least P-1 by Moody's and A-1 by Standard & Poor's, or (ii) the Bank or such Affiliate shall obtain and maintain in force a letter of credit or other surety covering collection risk of the Servicer approved in writing by each Rating Agency and the holders of 66-2/3% of the Invested

Amount of each Class of Notes of any then outstanding Series which is not assigned a rating by any Rating Agency (it being understood that any such letter of credit must include, without limitation, provisions acceptable to each Rating Agency and such holders addressing the downgrade or withdrawal of any required debt rating maintained by the issuer of such letter of credit), or (iii)(A) the Bank shall obtain the consent of the holders of 66-2/3% of the Invested Amount of each Class of Notes of any then outstanding Series which is not assigned a rating by any Rating Agency and such consent shall not have been withdrawn in accordance with the terms of the related Indenture Supplement and (B) the Rating Agency Condition has been satisfied with respect to the Servicer's inability to satisfy the rating requirement specified in clause (i), and for two Business Days following any reduction of either such rating or failure to satisfy the conditions of clause (ii), the Servicer need not deposit Collections into the Collection Account or make payments to the holder of the Exchangeable Transferor Certificate prior to the close of business on the second Business Day following the Date of Processing, but rather may make a single deposit in the Collection Account in immediately available funds on the Business Day prior to each Distribution Date in an amount equal to the Collections with respect to the Collection Period preceding such Distribution Date to the extent such amounts and Collections are allocated to one or more Series in accordance with Article
VIII. Collections shall not be required to be invested in Eligible Investments until such time as they are deposited into the Collection Account. The Servicer shall promptly notify the Indenture Trustee and each Rating Agency of any downgrade or withdrawal of its short-term credit or certificate of deposit rating or, if an Affiliate of the Bank is acting as Servicer hereunder, of any such downgrade or withdrawal with respect to such Affiliate.

          If the Servicer is required to make daily deposits of Collections into the Collection Account pursuant to this subsection, the Servicer may, prior to the occurrence of an Early Amortization Event and subject to the provisions of the applicable Indenture Supplement, cease depositing Collections of Finance Charge Receivables received during any Collection Period and allocable to a Series at such time as the amount of Collections of Finance Charge Receivables allocable to such Series and deposited into the Collection Account equals the sum of (i) the amount of interest scheduled to be paid on the next succeeding Distribution Date with respect to such Series, (ii) if the Bank is no longer the Servicer, the Investor Monthly Servicing Fee scheduled to be paid on such Distribution Date with respect to such Series and (iii) the Pro Forma Investor Default Amount for such Distribution Date with respect to such Series. Collections of Finance Charge Receivables allocable to such Series in excess of such amount shall be distributed on a daily basis as they are collected to the Transferor.

          If the Servicer is required to make daily deposits of Collections into the Collection Account pursuant to this subsection, the Servicer may, during any Amortization Period and subject to the provisions of the applicable Indenture Supplement, cease depositing Collections of Principal Receivables received during any Collection Period and allocable to a Series at such time as the amount of Collections of Principal Receivables allocable to such Series and deposited into the Collection Account equals the amount of principal scheduled or permitted to be paid on the next succeeding Distribution Date with respect to such Series. Collections of Principal Receivables allocable to such Series in excess of such amount shall be distributed on a daily basis as they are collected to the Transferor.

          (f) Excess Funding Account. The Indenture Trustee, for the benefit of the Noteholders, shall establish and maintain or cause to be established and maintained in the name of the Indenture Trustee, on behalf of the Issuer, with an Eligible Institution a segregated trust account (the "Excess Funding Account"), which may be a subaccount of the Collection Account, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Investor Noteholders. The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Excess Funding Account and in all proceeds thereof. The Excess Funding Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Noteholders. If, at any time, the institution holding the Excess Funding Account ceases to be an Eligible Institution, the Indenture Trustee (or the Servicer on its behalf) shall within five Business Days establish a new Excess Funding Account meeting the conditions specified above with an Eligible Institution and shall transfer any cash and/or any investments to such new Excess Funding Account, and from the date such new Excess Funding Account is established, it shall be the "Excess Funding Account." Pursuant to the authority granted to the Servicer in Section 3.1(b) of the Transfer and Servicing Agreement, the Servicer shall have the power, revocable by the Indenture Trustee, to make withdrawals and payments from the Excess Funding Account and to instruct the Indenture Trustee to make withdrawals and payments from the Excess Funding Account for the purposes of carrying out the Servicer's or the Indenture Trustee's duties hereunder.

          At the written direction of the Servicer, funds on deposit in the Excess Funding Account to be invested shall be invested by the Indenture Trustee in Eligible Investments selected by the Servicer. In the absence of written direction of the Servicer, funds on deposit in the Excess Funding Account shall be invested in money market funds as specified in clause (v) of the definition of Eligible Investments. All such Eligible Investments shall be held by the Indenture Trustee for the benefit of the Noteholders. The Indenture Trustee shall maintain for the benefit of the Noteholders possession of the negotiable instruments or securities, if any, evidencing such Eligible Investments. Funds on deposit in the Excess Funding Account on any date (after giving effect to any withdrawals from the Excess Funding Account on such date) will be invested in Eligible Investments that will mature so that funds will be available at the close of business on the next Business Day following such date. In no event shall the Indenture Trustee be liable for the selection of any such investments or for investment losses incurred thereon or for losses incurred as a result of the liquidation of any such investment prior to its stated maturity.

          On each Determination Date, the Servicer shall instruct the Indenture Trustee in writing to withdraw on the next succeeding Distribution Date from the Excess Funding Account and deposit in the Collection Account all interest and other investment earnings (net of losses and investment expenses) on funds on deposit in the Excess Funding Account, for application as Collections of Finance Charge Receivables with respect to the prior Collection Period. Interest (including reinvested interest) and other investment income and earnings on funds on deposit in the Excess Funding Account shall not be considered part of the Excess Funding Amount for purposes of this Indenture. On each Business Day, the Servicer shall determine the Transferor Amount. If the Transferor Amount exceeds the Minimum Transferor Amount on any Business Day, the Servicer may instruct the Indenture Trustee in writing to withdraw an amount equal to such excess (but not to exceed the Excess Funding Amount) from the Excess Funding Account on such day and pay such amount to the Holder of the Exchangeable Transferor Certificate. If the Minimum Transferor Amount exceeds the Transferor Amount on any Business Day, the Servicer shall deposit Collections of Principal Receivables that would otherwise be distributed to the Transferor on such day into the Excess Funding Account on such day in an amount equal to such excess. On each Determination Date on which one or more Series is in an Amortization Period, the Servicer shall determine the aggregate amount of Principal Shortfalls, if any, with respect to each such Series that is a Principal Sharing Series (after giving effect to the allocation and payment provisions in the Indenture Supplement with respect to each such Series on the next succeeding Distribution Date), and the Servicer shall instruct the Indenture Trustee in writing to withdraw such amount (up to the Excess Funding Amount) from the Excess Funding Account on the next succeeding Distribution Date and allocate such amount among each such Series as Shared Principal Collections as specified in each related Indenture Supplement.

          (g) Shared Principal Collections. On each Distribution Date, (i) the Servicer shall allocate Shared Principal Collections to each Principal Sharing Series in a Group, pro rata, in proportion to the Principal Shortfalls, if any, with respect to each such Series and (ii) the Servicer shall withdraw (or shall instruct the Indenture Trustee to withdraw) from the Collection Account or the Excess Funding Account and pay to the Holder of the Exchangeable Transferor Certificate (A) an amount equal to the excess, if any, of (x) the aggregate amount of Shared Principal Collections for all such Series for such Distribution Date over (y) the aggregate amount of Principal Shortfalls for all such Series for such Distribution Date and (B) the aggregate amount for all outstanding Series of that portion of Collections which the related Indenture Supplements specify are to be allocated and paid to the Transferor with respect to such Distribution Date; provided, however, that such amounts shall be paid to the Holder of the Exchangeable Transferor Certificate only to the extent that the Transferor Amount for such Distribution Date (determined after giving effect to any Principal Receivables transferred to the Issuer on such date) exceeds the Minimum Transferor Amount; and, provided further, that, if on any Distribution Date the Transferor Amount is less than or equal to the Minimum Transferor Amount, the Servicer will not distribute to the Holder of the Exchangeable Transferor Certificate any Shared Principal Collections then on deposit in the Collection Account that otherwise would be distributed to such Holder, but shall deposit such funds in the Excess Funding Account.

          (h) Shared Excess Finance Charge Collection. On each Distribution Date, (i) the Servicer shall allocate Shared Excess Finance Charge Collections with respect to the Series in a Group to each Series in such Group, pro rata, in proportion to the Finance Charge Shortfalls, if any, with respect to each such Series and (ii) the Servicer shall withdraw (or shall instruct the Indenture Trustee to withdraw) from the Collection Account and pay to the Holder of the Exchangeable Transferor Certificate an amount equal to the excess, if any, of
(x) the aggregate amount of Shared Excess Finance Charge Collections for all such Series for such Distribution Date over (y) the aggregate amount of Finance Charge Shortfalls for all such Series for such Distribution Date to the extent any Shared Excess Finance Charge Collections are held on deposit in the Collection Account.

          (i) Net Deposits. For so long as the Bank or an Affiliate of the Bank shall be the Servicer hereunder and a Servicer Default shall not have occurred and be continuing, the Servicer may make deposits into the Collection Account or the Excess Funding Account on any date net of amounts payable as of such date to the Transferor or the Servicer from amounts on deposit in the Collection Account or the Excess Funding Account and may make deposits into the Collection Account on each Transfer Date net of amounts payable on the following Distribution Date to the Transferor or the Servicer from amounts on deposit in the Collection Account, it being understood that the Investor Monthly Servicing Fee with respect to any Series shall be payable to the Servicer only in accordance with the provisions specified in the related Indenture Supplement and that the foregoing shall in no event increase the amount payable to the Transferor or the Servicer hereunder or pursuant to any Indenture Supplement.

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

                                   ARTICLE IX
                    DISTRIBUTIONS AND REPORTS TO NOTEHOLDERS

          Distributions shall be made to, and reports shall be provided to, Noteholders as set forth in the applicable Indenture Supplement. The identity of the Noteholders with respect to distributions and reports shall be determined according to the immediately preceding Record Date.

                                   ARTICLE X
                             SUPPLEMENTAL INDENTURES

          Section 10.1 Supplemental Indentures Without Consent of Noteholders.

          (a) Without the consent of the Holders of any Notes but with prior notice to each Rating Agency with respect to the Notes of all Series rated by such Rating Agency (and, in the case of clause (xi) below, upon satisfaction of the Rating Agency Condition with respect to the Notes of all Series rated by such Rating Agency), the Issuer and the Indenture Trustee, when authorized by an Issuer Order, at any time and from time to time, may enter into one or more indentures supplemental hereto (which shall conform to the provisions of the TIA as in force at the date of the execution thereof), in form satisfactory to the Indenture Trustee, for any of the following purposes:

               (i) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

               (ii) to evidence the succession, in compliance with Section 3.12, of another person to the Issuer, and the assumption by any such successor of the covenants of the Issuer contained herein and in the Notes;

               (iii) to add to the covenants of the Issuer, for the benefit of the Holders of the Notes, or to surrender any right or power herein conferred upon the Issuer;

               (iv) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

               (v) to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture that may be inconsistent with any other provision herein or in any supplemental indenture or to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture; provided, however, that such action shall not adversely affect the interests of the Holders of the Notes;

               (vi) to evidence and provide for the acceptance of the appointment hereunder by a successor indenture trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the

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

     administration of the trusts hereunder by more than one indenture trustee, pursuant to the requirements of Article VI;

               (vii) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the TIA or under any similar federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by the TIA;

               (viii) to provide for the issuance of one or more new Series of Notes, in accordance with the provisions of Section 2.11; or

               (ix) to provide for the termination of any interest rate swap agreement or other form of credit enhancement or maturity guarantee agreement in accordance with the provisions of the related Indenture Supplement.

          The Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

          (b) The Issuer and the Indenture Trustee, when authorized by an Issuer Order, may, also without the consent of any Noteholders of any Series then Outstanding but upon satisfaction of the Rating Agency Condition with respect to the Notes of all Series rated by such Rating Agency, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that the Transferor shall have delivered to the Owner Trustee and the Indenture Trustee an Officer's Certificate, dated the date of any such action, stating that all requirements for such amendments contained in the Indenture have been met and the Transferor reasonably believes that such action will not have an Adverse Effect. Additionally, notwithstanding the preceding sentence, the Issuer and the Indenture Trustee, when authorized by an Issuer Order, may, without the consent of any Noteholders of any Series then Outstanding or the Enhancement Providers for any Series, enter into an indenture or indentures supplemental hereto to add, modify or eliminate such provisions as may be necessary or advisable in order to enable all or a portion of the Issuer
(i) to qualify as, and to permit an election to be made to cause the Issuer to be treated as, a "financial asset securitization investment trust" as described in the provisions of Section 860L of the Code, and (ii) to avoid the imposition of state or local income or franchise taxes imposed on the Issuer's property or its income; provided, however, that (i) the Transferor delivers to the Indenture Trustee and the Owner Trustee an Officer's Certificate to the effect that the proposed amendments meet the requirements set forth in this Section 10.1(b),
(ii) the Rating Agency Condition shall have been satisfied and (iii) such amendment does not affect the rights, duties, protections, indemnities, immunities or obligations of the Indenture Trustee or the Owner Trustee hereunder. The amendments which the Transferor may make without the consent of Noteholders pursuant to the preceding sentence include the addition or sale of Receivables.

          Section 10.2 Supplemental Indentures with Consent of Noteholders. The Issuer and the Indenture Trustee, when authorized by an Issuer Order, also may, upon satisfaction of the

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

Rating Agency Condition and with the consent of the Holders of Notes representing more than 66-2/3% of the principal balance of the Outstanding Notes of each adversely affected Series, by Act of such Holders delivered to the Issuer and the Indenture Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of such Noteholders under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each outstanding Note affected thereby:

          (a) change the due date of any installment of principal of or interest on any Note, or reduce the principal amount thereof, the interest rate specified thereon or the redemption price with respect thereto or change any place of payment where, or the coin or currency in which, any Note or any interest thereon is payable;

          (b) impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in Article V, to the payment of any such amount due on the Notes on or after the respective due dates thereof (or, in the case of redemption, on or after the Redemption Date);

          (c) reduce the percentage of the Outstanding Notes of any Series the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences as provided for in this Indenture;

          (d) reduce the percentage of the Outstanding Notes of any Series, the consent of the Holders of which is required to direct the Indenture Trustee to sell or liquidate the Collateral if the proceeds of such sale would be insufficient to pay the principal amount and accrued but unpaid interest on the outstanding Notes of such Series;

          (e) decrease the percentage of the Outstanding Notes required to amend the sections of this Indenture which specify the applicable percentage of the Outstanding Notes of any Series necessary to amend the Indenture or any Transaction Documents which require such consent;

          (f) modify or alter the provisions of this Indenture prohibiting the voting of Notes held by the Issuer, any other Obligor on the Notes, a Transferor or any affiliate thereof; or

          (g) permit the creation of any Lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Collateral for any Notes or, except as otherwise permitted or contemplated herein, terminate the Lien of this Indenture on any such Collateral at any time subject hereto or deprive the Holder of any Note of the security provided by the Lien of this Indenture.

          The Indenture Trustee may in its discretion determine whether or not any Notes would be affected by any supplemental indenture and any such determination shall be conclusive upon the Holders of all Notes, whether theretofore or thereafter authenticated and delivered hereunder. The Indenture Trustee shall not be liable for any such determination made in good faith.

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

          Satisfaction of the Rating Agency Condition shall not be required with respect to the execution of any supplemental indenture pursuant to this Section
10.2 for which the consent of all of the affected Noteholders is required; provided, however, that each Rating Agency shall be given prompt notice of any such supplemental indenture.

          It shall not be necessary for any Act of Noteholders under this
Section 10.2 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

          Promptly after the execution by the Issuer and the Indenture Trustee of any supplemental indenture pursuant to this Section 10.2, the Indenture Trustee shall mail to the Holders of the Notes to which such amendment or supplemental indenture relates written notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

          Section 10.3 Execution of Supplemental Indentures. In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article X or the modification thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

          Section 10.4 Effect of Supplemental Indenture. Upon the execution of any supplemental indenture under this Article X, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes, and every Holder of Notes theretofore or thereafter authenticated and delivered hereunder shall be bound thereby. This
Section 10.4 does not apply to Indenture Supplements.

          Section 10.5 Conformity With Trust Indenture Act. Every amendment of this Indenture and every supplemental indenture executed pursuant to this
Article X shall conform to the requirements of the TIA as then in effect so long as this Indenture shall then be qualified under the TIA.

          Section 10.6 Reference in Notes to Supplemental Indentures. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article X may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for the outstanding Notes.

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

                                   ARTICLE XI
                                   TERMINATION

          Section 11.1 Termination of Issuer. The Issuer and the respective obligations and responsibilities of the Indenture Trustee created hereby (other than the obligation of the Indenture Trustee to make payments to Noteholders as hereinafter set forth) shall terminate, except with respect to the duties described in Section 11.2(b), as provided in the Trust Agreement.

          Section 11.2 Final Distribution.

          (a) The Servicer shall give the Indenture Trustee and the Rating Agencies at least thirty (30) days prior written notice of the Distribution Date on which the Noteholders of any Series or Class may surrender their Notes for payment of the final distribution on and cancellation of such Notes (or, in the event of a final distribution resulting from the application of Section 2.6 of the Transfer and Servicing Agreement, notice of such Distribution Date promptly after the Servicer has determined that a final distribution will occur, if such determination is made less than thirty (30) days prior to such Distribution
Date). Such notice shall be accompanied by an Officer's Certificate setting forth the information specified in Section 3.5 of the Transfer and Servicing Agreement covering the period during the then-current calendar year through the date of such notice. Not later than the fifth day of the month in which the final distribution in respect of such Series or Class is payable to Noteholders, the Indenture Trustee shall provide notice to Noteholders of such Series or Class specifying (i) the date upon which final payment of such Series or Class will be made upon presentation and surrender of Notes of such Series or Class at the office or offices therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such payment date is not applicable, payments being made only upon presentation and surrender of such Notes at the office or offices therein specified (which in the case of Bearer Notes shall be outside the United States). The Indenture Trustee shall give such notice to the Transfer Agent and Registrar and the Paying Agent at the time such notice is given to Noteholders.

          (b) Notwithstanding a final distribution to the Noteholders of any Series or Class (or the termination of the Issuer), except as otherwise provided in this paragraph, all funds then on deposit in the Collection Account and any Series Account allocated to such Noteholders shall continue to be held in trust for the benefit of such Noteholders and the Paying Agent or the Indenture Trustee shall pay such funds to such Noteholders upon surrender of their Notes, if certificated (and any excess shall be paid in accordance with the terms of any Enhancement Agreement). In the event that all such Noteholders shall not surrender their Notes for cancellation within six (6) months after the date specified in the notice from the Indenture Trustee described in paragraph (a), the Indenture Trustee shall give a second notice to the remaining such Noteholders to surrender their Notes for cancellation and receive the final distribution with respect thereto (which surrender and payment, in the case of Bearer Notes, shall be outside the United States). If within one year after the second notice all such Notes shall not have been surrendered for cancellation, the Indenture Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining such Noteholders concerning surrender of their Notes, and the cost thereof shall be paid out of the funds in the Collection Account or any Series Account held for the benefit of such Noteholders. The Indenture Trustee

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

and, upon the written request of the Servicer, the Paying Agent shall pay to the Issuer any monies held by them for the payment of principal or interest that remains unclaimed for two (2) years pursuant to and as described in Section 3.3. After payment to the Issuer, Noteholders entitled to the money must look to the Issuer for payment as general creditors unless an applicable abandoned property law designates another Person.

          Section 11.3 Issuer's Termination Rights. Upon the termination of the Issuer pursuant to the terms of the Trust Agreement, the Indenture Trustee shall assign and convey to the Holders of the Exchangeable Transferor Certificate, upon their direction, or any of their designees, without recourse, representation or warranty, all right, title and interest of the Issuer in the Receivables, whether then existing or thereafter created, all Recoveries related thereto all monies due or to become due and all amounts received or receivable with respect thereto (including all moneys then held in the Collection Account or any Series Account) and all proceeds thereof, except for amounts held by the Indenture Trustee pursuant to Section 11.2(b). The Indenture Trustee shall execute and deliver such instruments of transfer and assignment, in each case without recourse, as shall be reasonably requested in writing by the Holders of the Exchangeable Transferor Certificate to vest in the Holders of the Exchangeable Transferor Certificate or any of their designees all right, title and interest which the Indenture Trustee had in the Collateral and such other property.

                                  ARTICLE XII
                                  MISCELLANEOUS

          Section 12.1 Compliance Certificates and Opinions etc.

          (a) Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and (ii) (if required by the TIA) an Independent Certificate from a firm of certified public accountants meeting the applicable requirements of this Section 12.1, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

          Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

               (i) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

               (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

               (iii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to

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

     express an informed opinion as to whether or not such covenant or condition has been complied with; and

               (iv) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with.

          (b) Other than with respect to the release of any Receivables in Removed Accounts, whenever any property or investment property is to be released from the lien of this Indenture, the Issuer shall also furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within ninety (90) days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof. Notwithstanding any other provision of this Section 12.1, the Issuer may (A) collect, liquidate, sell or otherwise dispose of Receivables as and to the extent permitted or required by the Transaction Documents and (B) make cash payments out of the Series Accounts as and to the extent permitted or required by the Transaction Documents.

          Section 12.2 Form of Documents Delivered to Indenture Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          Any certificate or opinion of a Responsible Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such officer's certificate or opinion is based are erroneous. Any such certificate of a Responsible Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Servicer, a Transferor, the Issuer or the Administrator, stating that the information with respect to such factual matters is in the possession of the Servicer, a Transferor, the Issuer or the Administrator, unless such Responsible Officer or Counsel has actual knowledge that the certificate or opinion or representations with respect to such matters are erroneous.

          Where any Person is required to make, give or execute two (2) or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

          Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to conclusively rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in
Article VI.

          Section 12.3 Acts of Noteholders.

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by their agents duly appointed in writing and satisfying any requisite percentages as to minimum number or dollar value of outstanding principal amount represented by such Noteholders; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section 12.3.

          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner which the Indenture Trustee deems sufficient.

          (c) The ownership of Notes shall be proved by the Note Register.

          (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder (and any transferee thereof) of every Note issued upon the registration thereof in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

          Section 12.4 Notices, Etc. to Indenture Trustee and Issuer. Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other documents provided or permitted by the Indenture to be made upon, given or furnished to, or filed with:

          (a) the Indenture Trustee by any Noteholder or by the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to a Trustee Officer, by facsimile transmission or by other means acceptable to the Indenture Trustee to or with the Indenture Trustee at its Corporate Trust Office; or

          (b) the Issuer by the Indenture Trustee or by any Noteholder shall be sufficient for every purpose hereunder if in writing and mailed, first-class postage prepaid, to the Issuer, care of the Owner Trustee, at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, Attention:
Corporate Trust Administration, telecopy number (302) 636-4140, telephone number
(302) 636-6104, or at any other address previously furnished in writing to the Indenture Trustee by the Issuer. A copy of each notice to the Issuer shall be sent in writing and mailed, first-class postage prepaid, to the Administrator at First North American National Bank, 225 Chastain Meadows Court, Kennesaw, Georgia 30144, Attn.: Chief Financial Officer, telecopy number (770) 792-7132, telephone number (770) 792-4600.

          Section 12.5 Notices to Noteholders; Waiver. Where the Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed by registered or certified mail or first class postage prepaid or national overnight courier service to each Noteholder affected by such event, at its address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice which is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

          Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

          In the event that, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

          Where this Indenture provides for notice to any Rating Agency, failure to give such notice shall not affect any other rights or obligations created hereunder and shall not under any circumstance constitute a Default or Event of Default.

          Section 12.6 Alternate Payment and Notice Provisions. Notwithstanding any provision of this Indenture or any of the Notes to the contrary, the Issuer, with the prior written consent of the Indenture Trustee, may enter into any agreement with any Holder of a Note providing for a method of payment, or notice by the Indenture Trustee or any Paying Agent to such Holder, that is different from the methods provided for in this Indenture for such payments or notices. The Issuer will furnish to the Indenture Trustee a copy of each such agreement and the Indenture Trustee will cause payments to be made and notices to be given in accordance with such agreements.

          Section 12.7 Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this indenture by any of the provisions of the TIA, such required provision shall control.

          The provisions of TIA (S)(S)310 through 317 that impose duties on any person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

          Section 12.8 Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

          Section 12.9 Successors and Assigns. All covenants and agreements in this Indenture by the Issuer and the Servicer shall bind their respective successors and assigns, whether so expressed or not.

          Section 12.10 Separability. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          Section 12.11 Benefits of Indenture. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Noteholders, the Servicer and the Transferor, any benefit.

          Section 12.12 Legal Holidays. In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no additional interest shall accrue for the period from and after any such nominal date.

          Section 12.13 GOVERNING LAW. THIS INDENTURE AND EACH NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CHOICE OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          Section 12.14 Counterparts. This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

          Section 12.15 Issuer Obligation. No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles V, VI and VII of the Trust Agreement.

          Section 12.16 No Petition. The Indenture Trustee, by entering into this Indenture, and each Noteholder, by accepting a Note, hereby covenant and agree that they will not at any time institute against the Issuer, FNANB Credit Card Master Trust or the Transferor, or join in instituting against the Issuer, FNANB Credit Card Master Trust or the Transferor any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law.

          IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this Indenture to be duly executed by their respective officers thereunto duly authorized and attested, all as of the day and year first above written.

                                    FNANB CREDIT CARD MASTER NOTE TRUST,
                                        as Issuer


                                    By: WILMINGTON TRUST COMPANY,
                                        not in its individual capacity
                                        but solely as Owner Trustee


                                    By: /s/ Anita E. Dallago
                                        ----------------------------------------
                                        Name: Anita E. Dallago
                                        Title: Senior Financial Services Officer


                                    JPMORGAN CHASE BANK,
                                        not in its individual capacity
                                        but solely as Indenture Trustee


                                    By: /s/ Patricia M.F. Russo
                                        ----------------------------------------
                                        Name: Patricia M.F. Russo
                                        Title: Vice President

Acknowledged and Accepted:

FIRST NORTH AMERICAN NATIONAL BANK,
     as Servicer


By: /s/ Michael T. Chalifoux
    -------------------------------
    Name: Michael T. Chalifoux
    Title: President


DC FUNDING INTERNATIONAL, INC.,
    as Transferor


By: /s/ Philip J. Dunn
    -------------------------------
    Name: Philip J. Dunn
    Title: Vice President

FNANB Credit Card Master Note Trust
Master Indenture Signature Page

                                     ANNEX A
                                       to
                                MASTER INDENTURE

                                   DEFINITIONS

          "Account" means each MasterCard(R) or VISA(R) credit card account originated by the Bank, which account (i) is identified in the Bank's master computer files by the four digit identifying code number 2003, 2004, 2009, 3101, 3102, 3103, 3104, 3312, 3313, 3314, 3315, 3316, 3317, 4951, 4952, 4954, 4955,
4957 or 4969 or (ii) is identified in a computer file or microfiche list delivered to the trustee of the FNANB Credit Card Master Trust by the Transferor pursuant to Section 2.1 or 2.6 of the Pooling and Servicing Agreement or to the Indenture Trustee by the Transferor pursuant to Section 2.1 or 2.6 of the Transfer and Servicing Agreement. The term "Account" shall include (A) each Transferred Account, (B) each Additional Account, but only from and after the Additional Account Closing Date with respect thereto, (C) each Automatic Additional Account, but only from and after the Creation Date with respect thereto, and (D) each Removed Account, but only prior to the Removal Date with respect thereto.

          "Account Agreements" is defined in Section 1.1 of the Receivables Purchase Agreement.

          "Account Guidelines" means the written policies and procedures of the Bank relating to the operation of its MasterCard and VISA credit card business, including, without limitation, the policies and procedures for determining the creditworthiness of customers and the extension of credit to customers and relating to the maintenance of MasterCard and VISA credit card accounts and the collection of receivables, as such policies and procedures may be amended from time to time in accordance with Section 5.1(c) of the Receivables Purchase Agreement.

          "Accumulation Period" is defined (if at all), with respect to any Series or Class, in the related Indenture Supplement.

          "Acquiring Person" is defined in Section 3.10(b) of the Indenture.

          "Act" is defined in Section 12.3(a) of the Indenture.

          "Additional Account Closing Date" means, with respect to any Additional Account, the date on which such Additional Account will be included as an Account pursuant to Section 2.6 of the Transfer and Servicing Agreement.

          "Additional Account Cut-Off Date" means, with respect to any Additional Account, the last day of the Collection Period preceding the related Additional Account Closing Date.

          "Additional Accounts" is defined in Section 2.6(a) of the Transfer and Servicing Agreement.

          "Adjustment Amount" is defined in Section 3.8(a) of the Transfer and Servicing Agreement.

          "Adjustment Payment" is defined in Section 3.8(a) of the Transfer and Servicing Agreement.

          "Administration Agreement" means the Administration Agreement, dated as of July 1, 2002 between the Issuer and the Administrator, as the same may be amended, supplemented or otherwise modified from time to time.

          "Administrator" means First North American National Bank, in its capacity as administrator under the Administration Agreement, and any successor in that capacity.

          "Adverse Effect" means, with respect to any action, that such action will (a) result in the occurrence of an Early Amortization Event or an Event of Default or (b) materially and adversely affect the amount or timing of distributions to be made to the Noteholders of any Series or Class pursuant to the Transaction Documents.

          "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such Person.

          "Aggregate Automatic Addition Limit" means (i) the number of Eligible Accounts designated as Automatic Additional Accounts pursuant to Section 2.6(d) of the Pooling and Servicing Agreement or the Transfer and Servicing Agreement, as applicable, which would either (x) with respect to any calendar quarter, equal 15% of the sum of the number of Accounts as of the first day of such calendar quarter and the number of Additional Accounts included as Accounts pursuant to Section 2.6(a) or Section 2.6(b) of the Pooling and Servicing Agreement or the Transfer and Servicing Agreement, as applicable, since such first day and (y) with respect to any period of twelve consecutive Collection Periods, equal 20% of the sum of the number of Accounts as of the first day of such period and the number of Additional Accounts included as Accounts pursuant to Section 2.6(a) or Section 2.6(b) of the Pooling and Servicing Agreement or the Transfer and Servicing Agreement, as applicable, since such first day or
(ii) such higher number of Automatic Additional Accounts as may be approved in writing by the Rating Agencies.

          "Aggregate Invested Amount" means, on any date of determination, the sum of the Invested Amounts with respect to all Series then outstanding.

          "Aggregate Invested Percentage" means, on any date of determination, the sum of the applicable Invested Percentages with respect to all Series then outstanding.

          "Aggregate Principal Receivables" means, on any date of determination, the aggregate amount of Principal Receivables at the end of such date.

          "Amortization Period" means, with respect to any Series, the Accumulation Period, Controlled Amortization Period, Principal Amortization Period, Early Amortization Period or other type of amortization period specified in the related Indenture Supplement.

          "Applicants" is defined in Section 2.9 of the Indenture.

          "Assignment" is defined in Section 2.6 of the Transfer and Servicing Agreement.

          "Authorized Newspaper" means one or more newspapers of general circulation in the Borough of Manhattan, The City of New York printed in the English language and customarily published on each Business Day, whether or not published on Saturdays, Sundays and holidays.

          "Authorized Officer" means:

          (a) with respect to the Issuer, any officer of the Owner Trustee who is authorized to act for the Owner Trustee in matters relating to the Issuer and who is identified on the list of Authorized Officers, containing the specimen signature of each such Person, delivered by the Owner Trustee to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter) and any Vice President or more senior officer of the Administrator who is authorized to act for the Administrator in matters relating to the Issuer and to be acted upon by the Administrator pursuant to the Administration Agreement and who is identified on the list of Authorized Officers, containing the specimen signatures of each such Person, delivered by the Administrator to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter);

          (b) with respect to the Transferor, any officer of the Transferor who is authorized to act for the Transferor in matters relating to the Transferor and who is identified on the list of Authorized Officers, containing the specimen signature of each such Person, delivered by the Transferor to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter); and

          (c) with respect to the Servicer, any officer of the Servicer who is authorized to act for the Servicer in matters relating to the Servicer and who is identified on the list of Authorized Officers, containing the specimen signature of each such Person, delivered by the Servicer to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter).

          "Automatic Additional Accounts" is defined in Section 2.6(d) of the Transfer and Servicing Agreement.

          "Bank" means First North American National Bank, a national banking association, and any successor thereto.

          "Bearer Note" is defined in Section 2.1 of the Indenture.

          "Book-Entry Notes" means beneficial interests in the Notes, ownership and transfers of which shall be made through book entries by a Clearing Agency or Foreign Clearing Agency as described in Section 2.13 of the Indenture.

          "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions in Richmond, Virginia, Atlanta, Georgia or New York, New York (or, with respect to any Series, any additional city specified in the related Supplement) are authorized or obligated by law or executive order to be closed.

          "Business Trust Statute" means Title 12, Chapter 28 of the Delaware Code.

          "Certificate of Trust" means the Certificate of Trust that appears as Exhibit A to the Trust Agreement.

          "Certificate Trust Termination Date" means the date on which the FNANB Credit Card Master Trust is terminated and all of the Receivables held by the FNANB Credit Card Master Trust are transferred to the Issuer.

          "Circuit City" means Circuit City Stores, Inc., a Virginia corporation, and any successor thereto.

          "Class" means, with respect to any Series, any one of the classes of Notes of that Series.

          "Clearing Agency" means an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act.

          "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

          "Clearstream" means Clearstream Banking, societe anonyme, a professional depository incorporated under the laws of Luxembourg, and any successor thereto.

          "Closing Date" means, with respect to any Series, the closing date specified in the related Indenture Supplement.

          "Collateral" is defined in the Granting Clause of the Indenture.

          "Collateral Certificate" means the certificate, representing an undivided interest in the assets held in the FNANB Credit Card Master Trust, issued pursuant to the Pooling and Servicing Agreement and the Collateral Series Supplement, dated as of July 19, 2002, to the Pooling and Servicing Agreement.

          "Collection Account" is defined in Section 8.3(a) of the Indenture.

          "Collection Period" means, unless otherwise provided in any Indenture Supplement, the period from and including the first day of a calendar month to and including the last day of such calendar month.

          "Collections" means all payments and other amounts (including Insurance Proceeds) received by the Servicer with respect to the Receivables, in the form of cash, checks, wire transfers, ATM transfers or other form of payment in accordance with the related Account Agreements in effect from time to time. Collections with respect to any Collection Period shall be deemed to include (i) all Recoveries, if any, received during such Collection Period, (ii) the Interchange Amount, if any, with respect to such Collection Period and (iii) all interest and other investment earnings (net of losses and investment expenses), if any, received during such Collection Period on funds on deposit in the Excess Funding Account.

          "Commission" means the Securities and Exchange Commission.

          "Corporate Trust Office" means

          (a) for the Indenture Trustee, the principal office at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of the Indenture is located at 450 West 33rd Street, 14th Floor, New York, New York 10001; and

          (b) for the Owner Trustee, the principal office at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of the Indenture is located at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, Attention: Corporate Trust Administration.

          "Coupon" is defined in Section 2.1 of the Indenture.

          "Creation Date" means, with respect to any Account or Receivable, the Business Day on which such Account is first identified in the Servicer's master computer files by the four digit identifying code number 2003, 2004, 2009, 3101, 3102, 3103, 3104, 3312, 3313, 3314, 3315, 3316, 3317, 4951, 4952, 4954, 4955,
4957 or 4969 or the date on which such Receivable is created, as applicable.

          "Date of Processing" means, with respect to any transaction, the Business Day on which such transaction is first recorded on the Servicer's computer master file of MasterCard and VISA credit card accounts (without regard to the effective date of such recordation).

          "DC Funding" means DC Funding International, Inc., a Delaware corporation, and any successor thereto.

          "Debtor Relief Laws" means the Bankruptcy Code of the United States of America and all other applicable liquidation, conservatorship, bankruptcy, fraudulent conveyance, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments, or similar debtor relief laws from time to time in effect affecting the rights of creditors (including creditors of national banking associations) generally.

          "Default" means any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

          "Default Amount" means, for any Collection Period, the aggregate amount of Principal Receivables (other than Ineligible Receivables) in all Accounts which became Defaulted Accounts during such Collection Period (determined in each case as of the date on which the related Account became a Defaulted Account) minus Recoveries, if any, received during such Collection Period; provided, however, that the Default Amount shall not be less than zero.

          "Defaulted Account" means each Account with respect to which, in accordance with the Account Guidelines pursuant to which such Account is governed or the customary and usual servicing procedures of the Servicer for servicing consumer revolving credit card receivables comparable to the Receivables, the Servicer has charged off the Receivables in such Account as uncollectible. An Account shall be deemed a Defaulted Account no later than the earlier of (i) the last day of the calendar month in which such Account becomes 180 days delinquent on a contractual basis and (ii) 30 days after receipt of notice by the Servicer that the related Obligor has died or has filed a bankruptcy petition or has had a bankruptcy petition filed against him. Notwithstanding any other provision hereof, any Receivables in a Defaulted Account which are Ineligible Receivables shall be treated as Ineligible Receivables rather than Receivables in Defaulted Accounts.

          "Defeasance" is defined in Section 4.3 of the Indenture.

          "Defeased Series" is defined in Section 4.3 of the Indenture.

          "Definitive Notes" means Notes in definitive, fully registered form.

          "Determination Date" means, with respect to any Series, the eighth day of each calendar month or, if such day is not a Business Day, the next succeeding Business Day, or such other date as may be specified in the related Indenture Supplement.

          "Discount Collections" means, on any Date of Processing, the product of (a) a fraction the numerator of which is the amount of Discount Option Receivables and the denominator of which is the sum of the Principal Receivables and the Discount Option Receivables, in each case at the end of the prior Collection Period, and (b) Collections of Principal Receivables (without giving effect to Discount Option Receivables) on such Date of Processing.

          "Discount Option Receivables" means, on any Date of Processing, the sum of (a) the aggregate Discount Option Receivables at the end of the prior Date of Processing (which amount, at the end of the Date of Processing prior to the Initial Cut-Off Date was $1,610,469,630) plus (b) any new Discount Option Receivables created on such Date of Processing minus (c) any Discount Collections received on such Date of Processing. Discount Option Receivables created on any Date of Processing means the product of the amount of any Principal Receivables created on such Date of Processing (without giving effect to Discount Option Receivables) and the Discount Percentage.

          "Discount Percentage" is defined in Section 2.8(a) of the Transfer and Servicing Agreement.

          "Distribution Date" means, with respect to any Series, the fifteenth day of each calendar month, or, if such fifteenth day is not a Business Day, the next succeeding Business Day, or such other date as may be specified in the related Supplement.

          "Dollars," "$" or "U.S. $" means United States dollars.

          "DTC" means The Depository Trust Company.

          "Early Amortization Event" means, with respect to any Series, each event specified in Section 5.1 of the Indenture and each additional event, if any, specified in the related Indenture Supplement as an Early Amortization Event with respect to such Series.

          "Early Amortization Period" is defined (if at all), with respect to any Series, in the related Indenture Supplement.

          "Eligible Account" means, with respect to Accounts existing on the Initial Closing Date, as of the Initial Cut-Off Date, with respect to Additional Accounts, as of the related Additional Account Cut-Off Date, and with respect to Automatic Additional Accounts (including Automatic Additional Accounts included as Accounts prior to the Certificate Trust Termination Date), as of the related Creation Date, each Account (i) which is in existence and owned by the Bank,
(ii) which is payable in United States dollars, (iii) the credit card or cards related to which have not been reported lost or stolen or designated fraudulent,
(iv) which was created in accordance with, or under standards no less stringent than, the Account Guidelines, (v) which is not identified by the Bank in its computer files as having been canceled due to the bankruptcy, insolvency or death of the related Obligor, (vi) the receivables in which have not been charged off as uncollectible prior to the Initial Cut-Off Date, the Additional Account Cut-Off Date or the Creation Date, as applicable, in accordance with the Account Guidelines, (vii) the receivables in which have not been assigned, pledged or sold (other than pursuant to the Receivables Purchase Agreement, the Pooling and Servicing Agreement or the Transfer and Servicing Agreement), (viii) the Obligor of which has provided, as its most recent billing address, an address in the United States or its territories or possessions or a United States military address (provided, however, that up to 1% of the Accounts (based on the aggregate outstanding balance of the receivables in such Accounts as a percentage of the aggregate outstanding balance of all Receivables) may have an Obligor which has provided, as its most recent billing address, an address outside the United States and its territories and possessions which is not a United States military address) and (ix) with respect to which neither the Transferor nor any Affiliate of the Transferor is the Obligor.

          "Eligible Institution" means (i) a depository institution, which may include the Indenture Trustee, organized under the laws of the United States or any state thereof or the District of Columbia (or any domestic branch or agency of a foreign bank), which at all times has either a long-term unsecured debt rating of at least Baa3 from Moody's or a long-term unsecured debt rating, a short-term unsecured debt rating or a certificate of deposit rating acceptable to Moody's and the deposits in which are insured by the FDIC or (ii) any other depository institution, which may include the Indenture Trustee, approved in writing by each Rating Agency; provided, however, that (A) the commercial paper, short-term debt obligations or other short-term deposits of the depository institution described in clause (i) above must be rated at least P-1 by Moody's and at least A-1+ by Standard & Poor's (and at least F-1 by Fitch if Fitch is a Rating Agency for any then outstanding Series and the commercial paper, short-term debt obligations or other short-term deposits of such depository institution are rated by Fitch) if deposits are to be held in an account maintained with such depository institution pursuant to the Indenture for 30 or fewer days and (B) the long-term unsecured debt obligations of the depository institution described in clause (i) above must be rated at least AA- by Standard & Poor's if deposits are to be held in an account maintained with such depository institution pursuant to the Indenture for more than 30 days.

          "Eligible Investments" means instruments, investment property or other property, other than securities issued by or obligations of the Bank or any Affiliate of the Bank, which evidence:

               (i) direct obligations of, or obligations fully guaranteed as to timely payment by, the United States or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States;

               (ii) demand deposits, time deposits, bankers' acceptances or certificates of deposit of any depository institution or trust company organized under the laws of the United States or any state thereof or the District of Columbia (or any domestic branch or agency of a foreign bank) and subject to supervision and examination by federal or state banking or depository institution authorities; provided, however, that, at the time of investment, the commercial paper or other unsecured short-term debt obligations of such depository institution or trust company must be rated at least P-1 by Moody's and at least A-1+ by Standard & Poor's (and a rating of at least F-1+ by Fitch if Fitch is a Rating Agency for any then outstanding Series and the commercial paper, short-term debt obligations or other short-term deposits of such depository institution or trust company are rated by Fitch);

               (iii) commercial paper having, at the time of investment, a rating of at least P-1 by Moody's and at least A-1+ by Standard & Poor's (and a rating of at least F-1+ by Fitch if Fitch is a Rating Agency for any then outstanding Series and such commercial paper is rated by Fitch);

               (iv) demand deposits, time deposits and certificates of deposit fully insured by the FDIC having, at the time of investment, a rating of at least P-1 by Moody's and at least A-1+ by Standard & Poor's (and a rating of at least F-1+ by Fitch if Fitch is a Rating Agency for any then outstanding Series and such demand deposits, time deposits or certificates of deposit are rated by Fitch); or

               (v) money market funds having, at the time of investment, a rating in the highest rating category assigned by Moody's and Standard & Poor's (and a rating in the highest rating category assigned by Fitch if Fitch is a Rating Agency for any then outstanding Series and such money market funds are rated by Fitch), including, without limitation, money market funds for which the Trustee or any Affiliate of the Trustee is investment manager or advisor;

and any other investment as to which the Rating Agency Condition shall have been satisfied. "Eligible Receivable" means each Receivable:

               (i) which has arisen under an Eligible Account;

               (ii) which was created in compliance with all applicable Requirements of Law and pursuant to an Account Agreement which complies with all applicable Requirements of Law in either case the failure to comply with which would have a material adverse effect upon the Noteholders;

               (iii) with respect to which all material consents, licenses, approvals or authorizations of, or registrations with, any Governmental Authority required to be obtained or given by the Bank in connection with the creation of such Receivable or the execution, delivery and performance by the Bank of the related Account Agreement have been duly obtained or given and are in full force and effect as of such date of creation;

               (iv) which has been the subject of a valid sale by the Bank to the Transferor of all of the Bank's right, title and interest in such Receivable pursuant to the Receivables Purchase Agreement and as to which at the time of the transfer of such Receivable to the Issuer, the Issuer will have good and marketable title, free and clear of all Liens (other than Liens permitted under Section 2.5(b) of the Transfer and Servicing Agreement);

               (v) which, in the case of a Receivable created on or after the Certificate Trust Termination Date, has been the subject of either a valid transfer and assignment from the Transferor to the Issuer of all of the Transferor's right, title and interest therein or the grant of a first priority perfected security interest therein (and in the proceeds thereof to the extent set forth in Section 9-315 of the UCC as in effect in the Relevant UCC State), effective until the termination of the Issuer;

               (vi) which will at all times be the legal, valid and binding payment obligation of the Obligor thereof enforceable against such Obligor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity);

               (vii) which constitutes an "account" under and as defined in
     Article 9 of the UCC as in effect in the State of New York and the Relevant UCC State;

               (viii) which, at the time of its transfer to the Issuer, has not been waived or modified except as permitted under the Transfer and Servicing Agreement;

               (ix) which is not subject to any setoff, right of rescission, counterclaim or other defense (including the defense of usury), other than defenses arising out of applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights in general;

               (x) as to which the Transferor has satisfied all obligations to be fulfilled at the time of its transfer to the Issuer;

               (xi) as to which the Transferor has done nothing, at the time of its transfer to the Issuer, to impair the rights of the Issuer or Noteholders therein; and

               (xii) which was originated by the Bank in the ordinary course of business.

          "Eligible Servicer" means the Bank, the Indenture Trustee, or any entity which, at the time of its appointment as Servicer, (i) has a net worth of not less than $50,000,000 as of the end of its most recent fiscal quarter, (ii) is servicing a portfolio of consumer revolving credit card accounts, (iii) is legally qualified and has the capacity to service the Accounts, (iv) has demonstrated the ability to professionally service a portfolio of similar accounts in accordance with standards of skill and care customary in the industry and (v) is qualified to use the software that is then currently being used to service the Accounts or obtains the right to use or has its own software which is adequate to perform its duties under the Transaction Documents.

          "Enhancement" means, with respect to any Series or Class, any letter of credit, guaranteed rate agreement, maturity guaranty facility, liquidity facility, cash collateral account, collateral indebtedness amount, collateral interest, collateralized trust obligation, cash collateral guaranty, surety bond, insurance policy, tax protection agreement, interest rate swap, interest rate cap, spread account, reserve account, subordination arrangement, cross-support feature or other contract, agreement or arrangement (including any combination of any such contracts, agreements or arrangements) established or entered into for the benefit of the Noteholders of such Series or Class, in each case as set forth in the related Indenture Supplement.

          "Enhancement Agreement" means any agreement, instrument or document governing the terms of any Enhancement or pursuant to which any Enhancement is issued or outstanding.

          "Enhancement Invested Amount" is defined (if at all), with respect to any Series, in the related Indenture Supplement.

          "Enhancement Provider" means, with respect to any Series, that Person designated as such in the related Indenture Supplement.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated thereunder.

          "Euroclear Operator" means Euroclear Bank S.A./N.V or any successor thereto.

          "Event of Default" is defined in Section 5.2 of the Indenture.

          "Excess Automatic Additional Accounts" means, with respect to any calendar quarter or any period of twelve consecutive months, all Automatic Additional Accounts designated by the Transferor during such calendar quarter or such twelve month period after the designation of the Automatic Additional Account that caused the number of Automatic Additional Accounts designated during such calendar quarter or such twelve month period to equal the applicable Aggregate Automatic Addition Limit.

          "Excess Funding Account" is defined in Section 8.3 of the Indenture.

          "Excess Funding Amount" means the amount on deposit in the Excess Funding Account.

          "Excess Recoveries" means, with respect to any Collection Period, all Recoveries received during such Collection Period in excess of the Default Amount for such Collection

Period (calculated without deducting such Recoveries in calculating the Default Amount for such Collection Period).

          "Exchange" is defined in Section 3.4 of the Trust Agreement.

          "Exchange Act" means the Securities Exchange Act of 1934.

          "Exchangeable Transferor Certificate" means the certificate executed by the Transferor and authenticated by the Owner Trustee, substantially in the form of Exhibit 3.4 to the Trust Agreement, and any Exchangeable Transferor Certificate reissued pursuant to Section 3.4 of the Trust Agreement.

          "Expenses" is defined in Section 7.2 of the Trust Agreement.

          "FDIC" means the Federal Deposit Insurance Corporation, or any successor thereto.

          "Finance Charge Receivables" means (i) Receivables created in respect of Finance Charges, cash advance fees, annual fees, late charges, overlimit charges, returned check charges and all other fees and charges on the Accounts (other than Insurance Charges) and (ii) Discount Option Receivables. Collections of Finance Charge Receivables with respect to any Collection Period shall be deemed to include (i) all Excess Recoveries, if any, received during such Collection Period, (ii) the Interchange Amount, if any, with respect to such Collection Period and (iii) all interest and other investment earnings (net of losses and investment expenses), if any, received during such Collection Period on funds on deposit in the Excess Funding Account.

          "Finance Charge Shortfalls" is defined, with respect to any Series, in the related Indenture Supplement.

          "Finance Charges" is defined in the Account Agreement applicable to each Account.

          "Fiscal Year" means the period commencing on March 1 of any year and ending on February 28 (or February 29, if applicable) of the following year.

          "Fitch" means Fitch, Inc.

          "Fixed Allocation Percentage" is defined, with respect to any Series, in the related Indenture Supplement.

          "Floating Allocation Percentage" is defined, with respect to any Series, in the related Indenture Supplement.

          "Foreign Clearing Agency" means, with respect to any Series, Clearstream or the Euroclear Operator or any other established clearing agency for securities outside the United States designated in the related Indenture Supplement.

          "GAAP" means generally accepted accounting principles in the United States in effect from time to time.

          "Global Note" is defined in Section 2.16 of the Indenture.

          "Governmental Authority" means the United States, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          "Grant" means to mortgage, pledge, bargain, warrant, alienate, remise, release, convey, assign, transfer, create, and grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to the Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including if available the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Collateral and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the granting party or otherwise and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

          "Group" means, with respect to any Series, the group of Series, if any, in which the related Indenture Supplement specifies such Series is to be included.

          "Indemnified Parties" is defined in Section 7.2 of the Trust
Agreement.

          "Indenture" means the Master Indenture, dated as of July 1, 2002, between the Issuer and the Indenture Trustee, as the same may be amended, supplemented or otherwise modified from time to time.

          "Indenture Supplement" means, with respect to any Series, a supplement to the Indenture, executed and delivered in connection with the original issuance of the Notes of such Series pursuant to Section 2.11 of the Indenture, and an amendment to the Indenture executed pursuant to Section 10.1 or 10.2 of the Indenture, and, in either case, including all amendments thereof and supplements thereto.

          "Indenture Trustee" means JPMorgan Chase Bank, in its capacity as trustee under the Indenture, its successors in interest and any successor indenture trustee under the Indenture.

          "Independent" means, when used with respect to any specified Person, that the Person (a) is in fact independent of the Issuer, any other obligor upon the Notes, the Transferor and any Affiliate of any of the foregoing Persons, (b) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Transferor or any Affiliate of any of the foregoing Persons and (c) is not connected with the Issuer, any such other obligor, the Transferor or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

          "Independent Certificate" means a certificate or opinion to be delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 12.1 of the Indenture, made by an Independent appraiser or other expert appointed by an Issuer Order, and such opinion or certificate shall state that the signer has read the definition of "Independent" in the Indenture and that the signer is Independent within the meaning thereof.

          "Indirect Participant" means Persons such as securities brokers and dealers, banks and trust companies that clear or maintain a custodial relationship with a participant of DTC, either directly or indirectly.

          "Ineligible Receivable" is defined in Section 2.4(d)(iii) of the Transfer and Servicing Agreement.

          "Initial Closing Date" means October 30, 1997.

          "Initial Cut-Off Date" means the opening of business on September 30, 1997.

          "Initial Invested Amount" means, with respect to any Series, the amount specified in the related Indenture Supplement.

          "Insolvency Event" is defined in Section 5.1 of the Indenture.

          "Insurance Charges" means, with respect to any Account, the monthly premiums charged to the related Obligor with respect to any Insurance Policies.

          "Insurance Policies" means any credit insurance policies offered through the Bank with respect to the Accounts.

          "Insurance Proceeds" means amounts received or recovered pursuant to any Insurance Policies.

          "Interchange" means interchange fees payable to the Bank, in its capacity as credit card issuer, through MasterCard International Incorporated or VISA USA Incorporated, with respect to the MasterCard and VISA credit card accounts owned by the Bank (including the Accounts but excluding the MasterCard or VISA credit card accounts, if any, included in the Circuit City Credit Card Master Trust).

          "Interchange Amount" means, with respect to any Collection Period, the amount of Interchange paid to the Bank with respect to such Collection Period multiplied by a fraction the numerator of which is the aggregate amount of cardholder charges for goods and services (net of adjustments arising from rebates, discounts, allowances, disputes or chargebacks) in the Accounts with respect to such Collection Period and the denominator of which is the aggregate amount of cardholder charges for goods and services (net of adjustments arising from rebates, discounts, allowances, disputes or chargebacks) in all the MasterCard and VISA credit card accounts owned by the Bank (including the Accounts but excluding the MasterCard or VISA credit card accounts, if any, included in the Circuit City Credit Card Master Trust) with respect to such Collection Period.

          "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended from time to time.

          "Invested Amount" is defined, with respect to any Series, in the related Indenture Supplement.

          "Invested Percentage" is defined, with respect to any Series, in the related Indenture Supplement.

          "Investor Charge Offs" is defined, with respect to any Series, in the related Indenture Supplement.

          "Investor Default Amount" is defined, with respect to any Series, in the related Indenture Supplement.

          "Investor Monthly Servicing Fee" is defined in Section 3.2 of the Transfer and Servicing Agreement.

          "Issuer" means the FNANB Credit Card Master Note Trust, which is established by the Trust Agreement.

          "Issuer Order" and "Issuer Request" means a written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

          "Lien" means any security interest, mortgage, deed of trust, pledge, hypothecation, assignment, participation, deposit arrangement, encumbrance, lien (statutory or other), preference, priority right or interest or other security agreement or preferential arrangement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, other than any lien or filing made pursuant to the Indenture or the Receivables Purchase Agreement, any assignment or transfer made pursuant to Section 6.9 or 7.2 of the Pooling and Servicing Agreement, any assignment or transfer made pursuant to Section 3.8 of the Indenture, or any assignment or transfer made pursuant to Section 4.2 of the Transfer and Servicing Agreement.

          "Manager" means the managing underwriter of any Series.

          "Minimum Aggregate Principal Receivables" means, on any date of determination, the aggregate of the amounts set forth in each Indenture Supplement for each then outstanding Series as the "Minimum Aggregate Principal Receivables" for such Series, which amount for any such Series shall be the Initial Invested Amount of such Series unless otherwise specified in the related Indenture Supplement.

          "Minimum Transferor Amount" means, on any date of determination, the product of the Aggregate Principal Receivables on such date and the Minimum Transferor Interest Percentage on such date.

          "Minimum Transferor Interest Percentage" means, on any date of determination, the highest percentage set forth in any Indenture Supplement for any then outstanding Series as the "Minimum Transferor Interest Percentage" for such Series.

          "Monthly Servicing Fee" is defined in Section 3.2 of the Transfer and Servicing Agreement.

          "Moody's" means Moody's Investors Service, Inc.

          "1940 Act" means the Investment Company Act of 1940, as amended from time to time.

          "New Issuance" means the procedure described under Section 2.11 of the Indenture.

          "New Issuance Date" is defined, with respect to any Series issued pursuant to a New Issuance, in Section 2.11 of the Indenture.

          "New Issuance Notice" is defined, with respect to any Series issued pursuant to a New Issuance, in Section 2.11 of the Indenture.

          "Noteholder" or "Holder" means the Person in whose name a Note is registered on the Note Register and, if applicable, the holder of any Global Note, or Coupon, as the case may be, or such other Person deemed to be a "Noteholder" or "Holder" in any related Indenture Supplement.

          "Note Interest Rate" means, as of any particular date of determination and with respect to any Series or Class, the interest rate as of such date specified therefor in the related Indenture Supplement.

          "Note Owner" means, with respect to a Book-Entry Note, the Person who is the owner of such Book-Entry Note, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an Indirect Participant, in accordance with the rules of such Clearing Agency).

          "Note Principal Balance" means, as of any particular date of determination and with respect to any Series or Class, the amount specified in the related Indenture Supplement.

          "Note Register" is defined in Section 2.5 of the Indenture.

          "Notes" means all Series of Notes issued by the Issuer pursuant to the Indenture and the applicable Indenture Supplements.

          "Obligor" means, with respect to any Account, each Person obligated to make payments with respect to such Account, including any guarantor thereof.

          "Officer's Certificate" means a certificate signed by any Vice President or more senior officer of either of the Transferor or the Servicer and delivered to the Indenture Trustee.

          "Opinion of Counsel" means a written opinion of counsel, who may be counsel for or an employee of the Person providing the opinion, and who shall be reasonably acceptable to the Indenture Trustee; provided, however, that any Tax Opinion or other opinion relating to federal income tax matters shall be an opinion of nationally recognized tax counsel; and, provided further, that no such written opinion (including, without limitation, any Tax Opinion) shall be an expense of the Indenture Trustee.

          "Outstanding" means, as of the date of determination, all Notes theretofore authenticated and delivered under the Indenture except:

               (i) Notes theretofore canceled by the Note Registrar or delivered to the Note Registrar for cancellation;

               (ii) Notes or portions thereof the payment for which money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Paying Agent in trust for the Holders of such Notes (provided, however, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to the Indenture or provision therefor, satisfactory to the Indenture Trustee, has been made); and

               (iii) Notes in exchange for or in lieu of other Notes which have been authenticated and delivered pursuant to the Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a protected purchaser;

provided, however, that in determining whether the Holders of Notes representing the requisite Outstanding Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Notes owned by the Issuer, any other obligor upon the Notes, the Transferor, the Servicer or any Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that a Trustee Officer of the Indenture Trustee actually knows to be so owned shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes, the Transferor, the Servicer or any Affiliate of any of the foregoing Persons. In making any such determination, the Indenture Trustee may conclusively rely on the representations of the pledgee and shall not be required to undertake any independent investigation.

          "Outstanding Amount" means the aggregate principal amount of all Notes Outstanding at the date of determination.

          "Owner Trustee" means Wilmington Trust Company, not in its individual capacity but in its capacity as owner trustee under the Trust Agreement, its successors in interest and any successor owner trustee under the Trust Agreement.

          "Paying Agent" means any paying agent appointed pursuant to Section
2.8 of the Indenture and shall initially be the Indenture Trustee; provided, however, that if the Indenture Supplement for a Series so provides, a separate or additional Paying Agent may be appointed with respect to such Series.

          "Permitted Activities" means the primary activities of the Issuer, which are:

               (i) holding Receivables and the other Trust Property, which assets cannot be contrary to the status of the Issuer as a qualified special purpose entity under existing accounting literature, including passive derivative financial instruments that pertain to beneficial interests issued or sold to parties other than the Transferor or Affiliates or agents of the Transferor;

               (ii) issuing Notes and other interests in the Issuer;

               (iii) receiving Collections and making payments on Notes and interests in accordance with the terms of the Indenture and any Indenture Supplement; and

               (iv) engaging in other activities that are necessary to accomplish or incidental to the foregoing activities, which other activities cannot be contrary to the status of the Issuer as a qualified special purpose entity under existing accounting literature.

          "Person" means any legal person, including any individual, corporation, partnership, limited liability company, limited liability partnership, joint venture, association, joint-stock company, trust, unincorporated organization, Governmental Authority or other entity of similar nature.

          "Pooling and Servicing Agreement" means the Amended and Restated Master Pooling and Servicing Agreement, dated as of December 31, 2001, among DC Funding, the Bank and JPMorgan Chase Bank (successor trustee to First Union National Bank), as the same may be amended, supplemented or otherwise modified from time to time.

          "Principal Amortization Period" is defined (if at all), with respect to any Series, in the related Indenture Supplement.

          "Principal Receivables" means Receivables other than Finance Charge Receivables, Receivables in Defaulted Accounts and Discount Option Receivables.

          "Principal Sharing Series" means a Series that, pursuant to the related Supplement, is entitled to receive Shared Principal Collections.

          "Principal Shortfalls" is defined, with respect to any Series, in the related Indenture Supplement.

          "Principal Terms" is defined, with respect to any Series issued pursuant to a New Issuance, in Section 2.11 of the Indenture.

          "Proceeding" means any suit in equity, action at law or other judicial or administrative proceeding.

          "Pro Forma Investor Default Amount" means, for any Distribution Date with respect to any Series, the average of the Investor Default Amounts for such Series for the three consecutive Distribution Dates preceding such Distribution Date; provided, however, that the Investor Default Amount for the three consecutive Distribution Dates preceding the initial Distribution Date with respect to any Series shall be calculated based on the Default Amount and Invested Percentages that would have applied had such Series been outstanding at all relevant times with an Invested Amount equal to the Initial Invested Amount of such Series.

          "Publication Date" is defined in Section 5.5.

          "Rating Agency" means, with respect to any outstanding Series or Class, each rating agency selected by the Transferor to rate the Notes of such Series or Class.

          "Rating Agency Condition" means, with respect to any action, that each Rating Agency shall have notified the Transferor, the Servicer and the Indenture Trustee that such action will not result in a reduction or withdrawal of its rating of any outstanding Series or Class with respect to which it is a Rating Agency.

          "Reassignment" is defined in Section 2.7 of the Transfer and Servicing Agreement.

          "Receivable" means any amount owing by an Obligor under an Account from time to time, including, without limitation, amounts owing for the payment of goods and services, cash advances, Insurance Charges, Finance Charges, cash advance fees, annual fees, late charges, overlimit charges, returned check charges and all other fees and charges. In calculating the aggregate amount of Receivables on any day, the amount of Receivables shall be reduced by the aggregate amount of credit balances, and other adjustments stated in Section 3.8 of the Transfer and Servicing Agreement, in the Accounts on such day. Any Receivables which the Transferor is unable to transfer as provided in Section 2.5(d) of the Transfer and Servicing Agreement shall not be included in calculating the aggregate amount of Receivables.

          "Receivables Purchase Agreement" means the Receivables Purchase Agreement dated as of December 31, 2001, between the Bank and DC Funding, and acknowledged and accepted by the Trustee, as the same may be amended, supplemented or otherwise modified from time to time.

          "Receivables Trust" means (a) prior to the Certificate Trust Termination Date, the FNANB Credit Card Master Trust and (b) on and after the Certificate Trust Termination Date, the Issuer.

          "Record Date" means, with respect to any Series and any Distribution Date, the last Business Day of the immediately preceding Collection Period or such other date as may be specified in the related Indenture Supplement.

          "Recoveries" means all amounts (including Insurance Proceeds, if any) received by the Servicer with respect to Receivables in Defaulted Accounts (net of any out-of-pocket costs and expenses of collection and certain other post-charge off adjustments).

          "Redemption Date" means, with respect to any Series, the date or dates specified in the related Indenture Supplement.

          "Registered Notes" is defined in Section 2.1 of the Indenture.

          "Relevant UCC State" means all jurisdictions where a UCC filing is required to perfect and maintain the security interest of the trustee of the FNANB Credit Card Master Trust, or on and after the Certificate Trust Termination Date, the Issuer in the Receivables and the proceeds thereof.

          "Removal Date" means the date on which the Receivables in certain designated Removed Accounts will be reassigned by the Indenture Trustee to the Transferor.

          "Removal Notice Date" means the fifth Business Day prior to a Removal Date.

          "Removed Accounts" is defined in Section 2.7 of the Transfer and Servicing Agreement.

          "Requirements of Law" for any Person means the certificate of incorporation or articles of association and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or order or determination of an arbitrator or Governmental Authority, in each case applicable to or binding upon such Person or to which such Person is subject, whether Federal, state or local (including usury laws, the Federal Truth in Lending Act and Regulation Z and Regulation B of the Board of Governors of the Federal Reserve System).

          "Responsible Officer" means any officer of the Indenture Trustee or the Owner Trustee, as the case may be, assigned by it to administer its corporate trust matters.

          "Securities Act" means the Securities Act of 1933.

          "Series" means any series of Notes, which may include within any such Series a Class or Classes of Notes subordinate to another such Class or Classes of Notes.

          "Series Account" means, with respect to any Series, any of the accounts established and designated as such pursuant to the related Indenture Supplement.

          "Series Adjustment Amount" means, with respect to any Collection Period for any Series, the product of (i) the percentage equivalent of a fraction, the numerator of which is the Invested Amount with respect to such Series as of the last day of such Collection Period and the denominator of which is the Aggregate Invested Amount on such last day and (ii) the Adjustment Amount as of such last day.

          "Servicer" means the Bank or, after any Service Transfer, the Successor Servicer.

          "Servicer Default" is defined in Section 7.1 of the Transfer and Servicing Agreement.

          "Service Transfer" is defined in Section 7.1 of the Transfer and Servicing Agreement.

          "Servicing Agreement" means (i) before the Certificate Trust Termination Date, the Pooling and Servicing Agreement, and (ii) on and after the Certificate Trust Termination Date, the Transfer and Servicing Agreement.

          "Servicing Fee Percentage" is defined, with respect to any Series, in the related Indenture Supplement.

          "Servicing Officer" means any officer of the Servicer involved in, or responsible for, the administration and servicing of the Receivables whose name appears on a list of servicing officers furnished to the Indenture Trustee by the Servicer, as such list may from time to time be amended.

          "Shared Excess Finance Charge Collections" is defined, with respect to any Series, in the related Indenture Supplement.

          "Shared Principal Collections" is defined, with respect to any Series, in the related Indenture Supplement.

          "Standard & Poor's" means Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

          "Stated Series Termination Date" is defined, with respect to any Series, in the related Indenture Supplement.

          "Successor Servicer" is defined in Section 7.2(a) of the Transfer and Servicing Agreement.

          "Supplemental Interest" is defined in Section 3.4 of the Trust Agreement.

          "Surviving Person" is defined in Section 3.10(a) of the Indenture.

          "Tax Opinion" is defined in Section 2.11(b) of the Indenture.

          "Termination Notice" is defined in Section 7.1 of the Transfer and Servicing Agreement.

          "Transaction Documents" means the Indenture, the Indenture Supplements, the Transfer and Servicing Agreement, the Trust Agreement, the Administration Agreement, the Receivables Purchase Agreement and, until the Certificate Trust Termination Date, the Pooling and Servicing Agreement and the Collateral Series Supplement, and any other related documents.

          "Transfer Agent and Registrar" is defined in Section 2.5 of the Indenture.

          "Transfer and Servicing Agreement" means the Transfer and Servicing Agreement, dated as of July 1, 2002, among the Issuer, DC Funding and the Bank, and acknowledged and accepted by the Indenture Trustee, as the same by be amended, supplemented or modified from time to time.

          "Transfer Date" means the Business Day preceding each Distribution
Date.

          "Transferor" means DC Funding.

          "Transferor Amount" means, on any date of determination, the Aggregate Principal Receivables at the end of the day immediately prior to such date of determination, plus the Excess Funding Amount at the end of such day, minus the Aggregate Invested Amount at the end of such day, minus any Enhancement Invested Amount at the end of such day (to the extent not included in the Aggregate Invested Amount).

          "Transferor Interest" means the ownership interest in the Trust evidenced by the Exchangeable Transferor Certificate.

          "Transferor Interest Percentage" means, on any date of determination, the Transferor Amount divided by the Aggregate Principal Receivables.

          "Transferor Percentage" means, on any date of determination, when used with respect to Collections of Principal Receivables, Finance Charge Receivables and Receivables in Defaulted Accounts, one hundred percent minus the Aggregate Invested Percentage calculated on such date with respect to such categories of Receivables as calculated by the Servicer.

          "Transferred Account" means a MasterCard or VISA credit card account with respect to which a new credit card account number has been issued by the Servicer or the Bank in accordance with its usual and customary servicing practices and in accordance with the Account Guidelines, and which can be traced or identified by reference to or by way of the computer files or microfiche lists delivered to the trustee of the FNANB Credit Card Master Trust pursuant to Sections 2.1 and 2.6 of the Pooling and Servicing Agreement or to the Indenture Trustee pursuant to Sections 2.1 and 2.6 of the Transfer and Servicing Agreement as an account into which an Account has been transferred (including such transfers occurring between the Initial Cut-Off Date and the Initial Closing Date and between any Additional Account Cut-Off Date and the related Additional Account Closing Date).

          "Trust" means the FNANB Credit Card Master Note Trust, a Delaware business trust.

          "Trust Agreement" means the Trust Agreement dated as of July 1, 2002, between DC Funding and the Owner Trustee, as the same may be amended, supplemented or otherwise modified from time to time.

          "Trust Assets" is defined in Section 2.1 of the Transfer and Servicing Agreement.

          "Trust Estate" means all right, title and interest of the Issuer in and to the property and rights assigned to the Issuer pursuant to Section 2.5 of the Trust Agreement and Section 2.1 of the Transfer and Servicing Agreement, all monies, investment property, instruments and other property on deposit from time to time in the Collection Account, the Series Accounts and the Excess Funding Account and all other property of the Issuer from time to time, including any rights of the Owner Trustee and the Issuer pursuant to the Transaction Documents.

          "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939.

          "Trust Termination Date" is defined in Section 8.1 of the Trust Agreement.

          "Trustee Officer" means, with respect to the Indenture Trustee, any officer assigned to the Corporate Trust Office, including any managing director, vice president, assistant vice president, assistant treasurer, assistant secretary or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of the applicable Transaction Documents, and also, with respect to a particular matter, any other officer, to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

          "UCC" means the Uniform Commercial Code, as in effect in any specified jurisdiction.

          "United States" means the United States of America.

          "Zero Balance Account" means an Account with a Receivable balance of zero which (i) has been closed in accordance with the Account Guidelines or (ii) has had no activity for at least six months.

                                     ANNEX B
                                       to
                                MASTER INDENTURE

                     PERFECTION REPRESENTATIONS, WARRANTIES
                                  AND COVENANTS

          (A) Effective on the Initial Closing Date and on each Closing Date with respect to each Series prior to the Certificate Trust Termination Date, in addition to the representations, warranties and covenants contained in the Indenture, Issuer hereby represents, warrants and covenants to the Indenture Trustee as follows:

          (1) The Indenture creates a valid and continuing security interest (as defined in the applicable UCC) in the Collateral Certificate (the "Collateral" for the purposes of this paragraph (A)) in favor of the Indenture Trustee, which security interest is prior to all other Liens, and is enforceable as such against creditors of and purchasers from the Issuer (other than Liens permitted pursuant to paragraph (A)(3) below).

          (2) The Collateral Certificate constitutes a "certificated security," "instrument" or "general intangible" within the meaning of the applicable UCC.

          (3) Issuer owns and has good and marketable title to the Collateral free and clear of any Lien, claim or encumbrance of any Person; provided, however, that nothing in this paragraph 3 shall prevent or be deemed to prohibit Issuer from suffering to exist upon any of the Collateral any Liens for any taxes if such taxes shall not at the time be due and payable or if Issuer shall currently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves under GAAP with respect thereto. Issuer has received all consents and approvals required by the terms of the Collateral to the grant of a security interest in the Collateral hereunder to the Indenture Trustee.

          (4) (a) If perfection is by filing (i) Issuer has caused, or will have caused within 10 days, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Collateral granted to the Indenture Trustee under the Indenture. (b) If perfection is by possession, all original executed copies of each promissory note or security certificate that constitute or evidence the Collateral have been delivered to the Indenture Trustee. Each security certificate either (i) is in bearer form, (ii) has been indorsed, by an effective endorsement, to the Indenture Trustee or in blank or
(iii) has been registered in the name of the Indenture Trustee. (c) With regard to Eligible Investments that constitute "deposit accounts" within the meaning of the applicable UCC (the "deposit accounts"), Issuer has delivered to the Indenture Trustee a fully executed agreement pursuant to which the bank maintaining the deposit accounts has agreed to comply with all instructions originated by the Indenture Trustee directing disposition of the funds in such deposit accounts without further consent by the Issuer, or Issuer has taken all steps necessary to cause Indenture Trustee to become the account holder of the deposit accounts. (d) If perfection is by control, with regard to Eligible Investments that constitute "uncertificated securities" within the meaning of the applicable UCC, each issuer of Eligible Investments that constitutes an uncertificated security has registered the Indenture Trustee as the registered owner, or the Issuer is the registered owner of such uncertificated security and has agreed in writing that it will comply with instructions originated by the Indenture Trustee without further consent by the Issuer.

          (5) Other than the grant of a security interest in the Collateral to the Indenture Trustee pursuant to the Indenture, Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Collateral. Issuer has not authorized the filing of and is not aware of any financing statements against Issuer that include a description of collateral covering the Collateral other than any financing statement relating to the security interest granted to the Indenture Trustee under the Indenture or that has been terminated. (a) If perfection is by filing, Issuer has in its possession all original copies of the promissory notes or security certificates that constitute or evidence the Collateral. The promissory notes or security certificates that constitute or evidence the Collateral do not have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Indenture Trustee. All financing statements to be filed against the Issuer in favor of the Indenture Trustee in connection herewith describing the Collateral will contain a statement to the effect that "A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Indenture Trustee". (b) If perfection is by possession, none of the promissory notes or security certificates that constitute or evidence the Collateral has any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Indenture Trustee. With regard to deposit accounts, the deposit accounts are not in the name of any Person other than the Issuer or the Indenture Trustee. The Issuer has not consented to the bank maintaining the deposit accounts to comply with instructions of any Person other than the Indenture Trustee.

          (6) Issuer is not aware of any judgment, ERISA or tax lien filings against Issuer.

          (7) Notwithstanding any other provision of the Indenture, the representations and warranties set forth in this Annex B shall be continuing, and remain in full force and effect, until such time as all Notes have been finally and fully paid. The parties hereto shall not, without satisfying the Rating Agency Condition, waive a breach of any representation or warranty set forth in this Annex B. In order to evidence the interests of Issuer and the Indenture Trustee under the Indenture, Issuer and Servicer shall take such action, or execute and deliver such instruments (other than filing financing statements) as may be necessary or advisable (including, without limitation, such actions as are requested by Indenture Trustee) to maintain and perfect, as a first priority interest, Issuer's or the Indenture Trustee's security interest in the Collateral. The Servicer shall, from time to time and within the time limits established by law, prepare and present to the Indenture Trustee for the Indenture Trustee's authorization and approval all financing statements, amendments, continuations or initial financing statements in lieu of a continuation statement, or other filings necessary to continue, maintain and perfect such security interest as a first priority interest. The Indenture Trustee's approval of such filings shall authorize the Servicer to file such financing statements under the applicable UCC without the signature of Issuer or Indenture Trustee where allowed by applicable law. Notwithstanding anything else in the Indenture to the contrary, the Servicer shall not have any authority to file a termination, partial termination, release, partial release, or any amendment that deletes the name of a debtor or excludes collateral of any such financing statements, without the prior written consent of the Indenture Trustee. The Indenture Trustee may require, prior to authorizing or filing any such termination, partial termination, release, partial release or amendment, that Servicer provide an Opinion of Counsel that such filings are authorized under the Indenture.

          (B) Effective on the Certificate Trust Termination Date and on each Closing Date with respect to each Series after the Certificate Trust Termination Date, in addition to the representations, warranties and covenants contained in the Indenture, Issuer hereby represents, warrants and covenants to the Indenture Trustee as follows:

          (1) The Indenture creates a valid and continuing security interest (as defined in the applicable UCC) in (i) the Receivables conveyed (whether as a valid transfer or as a grant of a security interest) to the Issuer pursuant to the Servicing Agreement and (ii) Eligible Investments (the Eligible Investments together with the Receivables, the "Collateral" for the purposes of this paragraph (B)) in favor of the Indenture Trustee, which security interest is prior to all other Liens, and is enforceable as such against creditors of and purchasers from the Issuer (other than Liens permitted pursuant to paragraph
(B)(3) below).

          (2) The Receivables constitute "accounts" within the meaning of the applicable UCC. The Eligible Investments constitute "instruments," "payment intangibles," "uncertificated securities" or "deposit accounts" under the applicable UCC.

          (3) Immediately prior to the grant of the security interest in the Collateral pursuant to the Indenture, Issuer owns and has good and marketable title to the Collateral free and clear of any Lien, claim or encumbrance of any Person; provided, however, that nothing in this paragraph 3 shall prevent or be deemed to prohibit Issuer from suffering to exist upon any of the Collateral any Liens for any taxes if such taxes shall not at the time be due and payable or if Issuer shall currently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves under GAAP with respect thereto. Issuer has received all consents and approvals required by the terms of the Collateral to the grant of the security interest in the Collateral hereunder to the Indenture Trustee.

          (4) (a) If perfection is by filing (i) Issuer has caused, or will have caused within 10 days, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Collateral granted to the Indenture Trustee under the Indenture. (b) If perfection is by possession, all original executed copies of each promissory note or security certificate that constitute or evidence the Collateral have been delivered to the Indenture Trustee. Each security certificate either (i) is in bearer form, (ii) has been indorsed, by an effective endorsement, to the Indenture Trustee or in blank or
(iii) has been registered in the name of the Indenture Trustee. (c) With regard to Eligible Investments that constitute "deposit accounts" within the meaning of the applicable UCC, Issuer has delivered to the Indenture Trustee a fully executed agreement pursuant to which the bank maintaining the deposit accounts has agreed to comply with all instructions originated by the Indenture Trustee directing disposition of the funds in such deposit accounts without further consent by the Issuer, or Issuer has taken all steps necessary to cause

Indenture Trustee to become the account holder of the deposit accounts. (d) If perfection is by control, with regard to Eligible Investments that constitute "uncertificated securities" within the meaning of the applicable UCC, each issuer of Eligible Investments that constitutes an uncertificated security has registered the Indenture Trustee as the registered owner, or the Issuer is the registered owner of such uncertificated security and has agreed in writing that it will comply with instructions originated by the Indenture Trustee without further consent by the Issuer.

          (5) Other than the grant of a security interest in the Collateral to the Indenture Trustee pursuant to the Indenture, Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Collateral. Issuer has not authorized the filing of and is not aware of any financing statements against Issuer that include a description of collateral covering the Collateral other than any financing statement relating to the security interest granted to the Indenture Trustee under the Indenture or that has been terminated. (a) If perfection is by filing, Issuer has in its possession all original copies of the promissory notes or security certificates that constitute or evidence the Collateral. The promissory notes or security certificates that constitute or evidence the Collateral do not have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Indenture Trustee. All financing statements to be filed against the Issuer in favor of the Indenture Trustee in connection herewith describing the Collateral will contain a statement to the effect that "A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Indenture Trustee". (b) If perfection is by possession, none of the promissory notes or security certificates that constitute or evidence the Collateral has any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Indenture Trustee. With regard to deposit accounts, the deposit accounts are not in the name of any Person other than the Issuer or the Indenture Trustee. The Issuer has not consented to the bank maintaining the deposit accounts to comply with instructions of any Person other than the Indenture Trustee.

          (6) Issuer is not aware of any judgment, ERISA or tax lien filings against Issuer.

          (7) Notwithstanding any other provision of the Indenture, the representations and warranties set forth in this Annex B shall be continuing, and remain in full force and effect, until such time as all Notes have been finally and fully paid. The parties hereto shall not, without satisfying the Rating Agency Condition, waive a breach of any representation or warranty set forth in this Annex B. In order to evidence the interests of Issuer and the Indenture Trustee under the Indenture, Issuer and Servicer shall take such action, or execute and deliver such instruments (other than filing financing statements) as may be necessary or advisable (including, without limitation, such actions as are requested by Indenture Trustee) to maintain and perfect, as a first priority interest, Issuer's or the Indenture Trustee's security interest in the Collateral. The Servicer shall, from time to time and within the time limits established by law, prepare and present to the Indenture Trustee for the Indenture Trustee's authorization and approval all financing statements, amendments, continuations or initial financing statements in lieu of a continuation statement, or other filings necessary to continue, maintain and perfect such security interest as a first priority interest. The Indenture Trustee's approval of such filings shall authorize the Servicer to file such financing statements under the applicable UCC without the signature of Issuer or Indenture Trustee where allowed by applicable law. Notwithstanding anything else in the Indenture to the contrary, the Servicer shall not have any authority to file a termination, partial termination, release, partial release, or any amendment that deletes the name of a debtor or excludes collateral of any such financing statements, without the prior written consent of the Indenture Trustee. The Indenture Trustee may require, prior to authorizing or filing any such termination, partial termination, release, partial release or amendment, that Servicer provide an Opinion of Counsel that such filings are authorized under the Indenture.